As filed with the Securities and Exchange Commission on April 30, 2014

1933 Act File No. 333-165300
1940 Act File No. 811-22394

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 10	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 11

CHOU AMERICA MUTUAL FUNDS

Three Canal Plaza, Suite 600

Portland, Maine  04101

(207) 347-2000

Megan Hadley Koehler

Atlantic Fund Services

Three Canal Plaza, Suite 600

Portland, Maine  04101

Copy to:

Todd P. Zerega

Reed Smith LLP

225 Fifth Avenue

Pittsburgh, PA 15222-2716

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)

[X] on May 1, 2014, pursuant to Rule 485, paragraph (b)(1)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on ________, pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on ________, pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Chou Opportunity Fund and Chou Income Fund

CHOU AMERICA MUTUAL FUNDS

Chou Opportunity Fund
(CHOEX)

Chou Income Fund
(CHOIX)

No Load Funds

PROSPECTUS

May 1, 2014

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	1
This important section summarizes the Funds' objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.
Chou Opportunity Fund	1
Chou Income Fund	8
Additional Information Regarding the Funds	15
Investment Objective	15
Detailed Strategies of the Chou Opportunity Fund	15
Detailed Strategies of the Chou Income Fund	15
Detailed Information on Risk Factors	16
Management	25
The Adviser	25
Portfolio Manager	25
Other Service Providers	25
Fund Expenses	25
Your Account	26
How to Contact the Funds	26
General Information	26
Buying Shares	28
Selling Shares	32
Exchange Privileges	34
Retirement Accounts	35
Other Information	36
Financial Highlights	38

CHOU AMERICA MUTUAL FUNDS

Chou Opportunity Fund Summary
Investment Objective

The investment objective of the Chou Opportunity Fund (the "Opportunity Fund") is long-term growth of capital.

Fees and Expenses of the Opportunity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sale price)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 120 days of purchase, if applicable)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and/or Expense Reimbursement	0.00%
Net Annual Fund Operating Expenses(1)	1.50%

(1) Chou America Management Inc. ("Chou" or the "Adviser") has contractually agreed to waive a portion of its fee and/or reimburse Opportunity Fund expenses to limit Total Annual Fund Operating Expenses (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation) to 1.50% through at least May 1, 2015 ("Expense Cap"). The Expense Cap may be changed or eliminated at any time with the consent of the Board of Trustees of Chou America Mutual Funds (the "Board"). Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Expense Example

This Example is intended to help you compare the cost of investing in the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Opportunity Fund's operating expenses remain the same (though the fee waiver is applied in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover

The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Opportunity Fund's performance. During the most recent fiscal year, the Opportunity Fund's portfolio turnover rate was 56% of the average value of its portfolio.

1

CHOU AMERICA MUTUAL FUNDS

Principal Investment Strategies

The Opportunity Fund seeks to invest primarily in the equity securities of companies located in developed and emerging markets throughout the world that Chou believes are available at market prices less than their value. The Opportunity Fund will focus its investments in areas where it finds the most compelling opportunities at any given moment and on situations that, in Chou's opinion, have the potential for long-term growth of capital. Once an investment is made, the Opportunity Fund expects to be a patient, long-term investor. Portfolio holdings are typically concentrated in 10 to 35 securities without limits as to the size of an issuer, the issuer's earnings or the industry in which it operates. The equity securities in which the Opportunity Fund invests include common and preferred stock, convertible securities, American Depositary Receipts ("ADRs"), pooled investment vehicles, including private equity and hedge funds, rights and warrants. The Opportunity Fund may sell a security if Chou believes that: (1) the market has recognized the security's full potential value; (2) the security's fundamentals have deteriorated; or (3) alternative investments have become more attractive.

The Opportunity Fund may invest in debt securities, including government and corporate bonds, high yield bonds, commercial paper, mortgage or asset-backed securities and repurchase agreements. Chou may decide to maintain a large portion of the Opportunity Fund's debt investments in short-term fixed-income securities during periods deemed by Chou to be of high market valuations and volatility. Such short-term fixed-income securities may include money market funds that invest principally in U.S. Treasury bills, notes and bonds and repurchase agreements backed by such securities and bank deposits. This strategy may permit Chou to preserve capital while awaiting more favorable market conditions.

The Opportunity Fund may use financial instruments as investments or in an attempt to: (1) limit or hedge against losses that may occur because of the Opportunity Fund's investment in a security or exposure to a currency or market; (2) obtain exposure to financial markets; (3) reduce transaction costs; (4) create liquidity; and/or (5) increase the speed of portfolio transactions. These financial instruments include: constant maturity swaps, total return swaps, interest rate swaps, and credit default swaps ("CDS"); options, including covered call options; forward foreign currency exchange contracts; currency futures contracts, currency swaps, options on currencies, or options on currency futures. The Opportunity Fund also may use constant maturity swap caps, curve steepeners and other types of financial instruments as a hedge against inflation.

The Opportunity Fund may invest in income trusts, bank debt and deposits, lower-rated, distressed or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Opportunity Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service ("Moody's"). The Opportunity Fund may invest in debt securities that are of any credit quality and maturity, and rated below investment grade (i.e., "junk bonds") and thus rated below "Baa3" or lower by Moody's or "BBB-" or lower by S&P or unrated, and securities in default or distressed.

The Opportunity Fund may lend securities in its portfolio in order to earn additional income and manage its portfolio.

Principal Investment Risks

The Opportunity Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Opportunity Fund or the Opportunity Fund could underperform other investments. An investment in the Opportunity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Opportunity Fund are subject to the following principal risks:

Below-Investment Grade Securities Risk is the risk that the market values for the Opportunity Fund's investments in below-investment grade securities may be very volatile. In addition, these securities are less liquid than investment grade debt securities.

Convertible Securities Risk entails some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities.

Covered Call Option Risk is the risk that options written by the Opportunity Fund will be affected by changes in the value of and dividend rates of the security on which the option is written, changes in the actual or perceived volatility of the stock market, the remaining time to the options and reduced liquidity in the market for options.

2

CHOU AMERICA MUTUAL FUNDS

Currency Risk is the risk that arises if the Opportunity Fund invests directly in foreign (non-U.S.) currencies, in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivatives Risk occurs because derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Opportunity Fund may invest in a variety of derivatives, including options, futures, swaps, swap caps, forwards and curve steepeners. Investments in derivatives can be volatile and can have a large impact on the performance of the Opportunity Fund. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for the Opportunity Fund. Derivatives may cause leverage. Leverage risk is created when an investment exposes the Opportunity Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Opportunity Fund's risk of loss. Other risks of investments in derivatives include imperfect correlation between the value of these derivative instruments and the underlying assets; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Investments in derivatives require different skills and techniques than other securities in which the Opportunity Fund may invest.

• Correlation Risk is the risk of imperfect correlation between the value of these derivative instruments and the underlying assets.

•Counterparty Risk is the risk that a counterparty to a derivative instrument may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, and the Opportunity Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•Credit Derivative Risk is the risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Opportunity Fund's risk of loss in a credit derivative transaction varies with the form of the transaction.

•Leverage Risk is created when an investment exposes the Opportunity Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Opportunity Fund's risk of loss and potential for gain.

•Segregation Risk is the risk associated with any requirements, which may be imposed on the Opportunity Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Opportunity Fund's exposure to loss, and the Opportunity Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

•Volatility Risk is the risk that, because the Opportunity Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Distressed Securities Risk is the risk that the Opportunity Fund may be required to incur extraordinary expenses in order to protect and recover its investments in distressed securities, including when the issuer of distressed securities files for bankruptcy protection.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Securities Risk (including ADR Risk) is the risk that the Opportunity Fund's equity holdings, including common and preferred stock, may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which directly relate to the issuer of a security. ADRs may be subject to some of the same risks as direct investment in foreign companies, which include international trade, currency, political, regulatory and diplomatic risks.

Fixed-Income Securities Risk includes the risks that arise when investing in fixed-income securities. These risks include:

3

CHOU AMERICA MUTUAL FUNDS

•Credit Risk - The financial condition of an issuer of a debt security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality may have greater credit risk than lower yielding securities with higher credit quality.

•Interest Rate Risk - The value of the Opportunity Fund's investments in fixed-income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for intermediate-term or longer-term fixed-income obligations owned by the Opportunity Fund. In addition, spreads on certain fixed-income investments can widen suddenly and sharply, negatively impacting the value of the underlying security. This can occur in both investment and non-investment grade securities.

•Prepayment Risk - Issuers may prepay fixed rate obligations when interest rates fall, forcing the Opportunity Fund to reinvest in obligations with lower interest rates than the original obligations.

• Variable and Floating Interest Rate Risk - The interest rates of variable and floating rate securities may adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Variable and floating rate securities generally are less sensitive to interest rate changes but may produce a leveraging effect or provide interest payments that vary inversely with market rates. Floating and variable rate securities also may be called or redeemed by the issuer prior to maturity, which may result in the Income Fund having to reinvest proceeds in other investments at a lower interest rate. The Income Fund may also suffer a loss if there is no active secondary market for any particular floating or variable rate security.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Futures and Forward Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Opportunity Fund and the prices of futures and foward contracts. There may not be a liquid secondary market for the futures contracts. Forward currency and currency futures transactions include the risks associated with fluctuations in currency.

Hedging Risk is the risk that investments made by the Opportunity Fund to hedge or minimize risk may not work as anticipated. In addition, should the Opportunity Fund purchase put options to hedge risk, the Opportunity Fund could lose the entire premium paid for the put options.

Issuer Risk is the risk that the value of a security may decline for reasons that directly relate to the issuer of the security.

Liquidity Risk is the risk that the Opportunity Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requests.

Manager Risk is the risk that investment strategies employed by the Portfolio Manager in selecting investments and asset allocations for the Opportunity Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Events Risk is the risk that turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Opportunity Fund.

Mortgage-Related and Other Asset-Backed Risk is the risk that rising interest rates tend to extend the duration of fixed rate mortgage-related securities and other asset-backed securities, making them more sensitive to changes in interest rates. Additionally, mortgage-related securities and asset-backed securities are subject to prepayment risk.

Non-Diversification Risk is the risk that, by concentrating its investments in securities of a limited number of issuers and industries, the Opportunity Fund exposes itself to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

Options Risk The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and ETFs, or, if purchased, the options may expire

4

CHOU AMERICA MUTUAL FUNDS

unexercised, causing the Opportunity Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Opportunity Fund to counterparty risk.

Pooled Investment Vehicle Risk is the risk that the pooled investment vehicles in which the Opportunity Fund may invest, such as registered investment companies, private equity and hedge funds, may charge fees, and such fees may be more than the Opportunity Fund would pay if the manager of the pooled vehicle managed the Opportunity Fund's assets directly.

Preferred Stock Risk Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred stocks are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Repurchase Agreement Risk is the risk that if the party agreeing to repurchase should default, the Opportunity Fund may sell the purchased securities and incur procedural costs or delays in addition to any loss on the securities.

Securities Lending Risk may occur when borrowers of the Opportunity Fund's securities provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Opportunity Fund's ability to vote proxies or to settle transactions.

Swap Contracts and Swap Caps Risk The use of swaps and swap caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap and swap cap exposes the Opportunity Fund to counterparty risk when a counterparty to a financial instrument entered into by the Opportunity Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties. As a result, the Opportunity Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract. Swap caps are less liquid than swaps.

Value Stock Risk is the risk that value securities may not increase in price as anticipated by Chou, and may even decline further in value if other investors fail to recognize the company's value or favor investing in faster-growing companies, or if the events or factors that Chou believes will increase a security's market value do not occur.

Warrants Risk is the risk that warrants can provide a greater potential for loss than an equivalent investment in the underlying security. The price of a warrant does not necessarily move in tandem with the price of the underlying security and, therefore, a warrant may be highly volatile and speculative. If a warrant held by the Opportunity Fund is not exercised by the date of its expiration, the Opportunity Fund would lose the entire purchase price of the warrant.

Performance Information

The following chart and table illustrate the variability of the Opportunity Fund's returns as of December 31, 2013. The chart and table provide some indication of the risks of investing in the Opportunity Fund by showing the changes in the performance from year to year and how the Opportunity Fund's average annual returns for one year and since inception compare to the S&P 500 Index, a broad measure of market performance. Updated performance is available at www.chouamerica.com or by calling (877) 682-6352 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

5

CHOU AMERICA MUTUAL FUNDS

Annual Returns as of December 31
40%
30%
20%
10%
0%
-10%
-20%
-30%
30.81
29.82
-17.78
2011
2012
2013

During the period shown, the highest return for a quarter was 14.10% (for the quarter ended March 31, 2012), and the lowest return was -22.29% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(For the periods ended December 31, 2013)

	One Year	Since Inception 07/01/2010
Return Before Taxes	29.82%	16.43%
Return After Taxes on Distributions	27.08%	14.25%
Return After Taxes on Distributions and Sale of Fund Shares	19.02%	12.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

The Adviser. Chou America Management Inc. is the Opportunity Fund's investment adviser.

Portfolio Manager. Francis S.M. Chou, Chief Executive Officer of Chou, is the Portfolio Manager of the Opportunity Fund and is responsible for the day-to-day management of the Opportunity Fund. Mr. Chou has been Portfolio Manager of the Opportunity Fund since its inception on July 1, 2010.

Purchase and Sale of Opportunity Fund Shares

You may purchase or sell (redeem) shares of the Opportunity Fund on any day the New York Stock Exchange is open for business. You may purchase or redeem shares directly from the Opportunity Fund by calling (877) 682-6352 (toll free) or writing to the Opportunity Fund at Chou Opportunity Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Opportunity Fund through your financial intermediary. The Opportunity Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$500
Retirement Accounts	$5,000	$500

6

CHOU AMERICA MUTUAL FUNDS

Tax Information

Shareholders may receive distributions from the Opportunity Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Opportunity Fund and its related companies may pay the intermediary for the sale of Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Opportunity Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

CHOU AMERICA MUTUAL FUNDS

Chou Income Fund Summary
Investment Objective

The investment objective of the Chou Income Fund (the "Income Fund") is to provide capital appreciation and income production, with capital preservation as a secondary consideration.

Fees and Expenses of the Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sale price)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 120 days of purchase, if applicable)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	2.41%
Total Annual Fund Operating Expenses	3.41%
Fee Waiver and/or Expense Reimbursement	(1.91)%
Net Annual Fund Operating Expenses(1)	1.50%

(1) Chou America Management Inc. ("Chou" or the "Adviser") has contractually agreed to waive a portion of its fee and/or reimburse Income Fund expenses to limit Total Annual Fund Operating Expenses (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation) to 1.50% through at least May 1, 2015 ("Expense Cap"). The Expense Cap may be changed or eliminated at any time with the consent of the Board of Trustees of Chou America Mutual Funds (the "Board"). Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

Expense Example

This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Income Fund's operating expenses remain the same (though the fee waiver is applied in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$870	$1,610	$3,566

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Income Fund's performance. During the most recent fiscal year, the Income Fund's portfolio turnover rate was 40% of the average value of its portfolio.

8

CHOU AMERICA MUTUAL FUNDS

Principal Investment Strategies

Under normal market conditions, the Income Fund will invest at least 80% of its net assets in fixed-income securities, financial instruments that provide exposure to fixed-income securities, and preferred stock. The Income Fund's fixed-income investments principally will include U.S. and non-U.S. government and municipal securities, distressed securities, corporate bonds (both investment grade and below-investment grade), income trusts, bank debt and deposits, commercial paper, variable and floating rate securities, Rule 144A securities, pay-in-kind securities, loan participation interests, mortgage or asset-backed securities, preferred stock and convertible securities. The Income Fund also may invest in money market funds that invest principally in U.S. Treasury bills, notes and bonds and repurchase agreements backed by such securities. The Income Fund invests in fixed-income securities in both developed markets and emerging markets.

The Income Fund may invest substantially in distressed securities and corporate bonds that are rated below-investment grade. These are securities generally rated in the lower rating categories ("Baa3" or lower by Moody's Investors Service ("Moody's") or "BBB-" or lower by Standard & Poor's Ratings Group ("S&P"), or a comparable rating) by at least one nationally recognized statistical rating organization at the time of investment or, if unrated, are determined to be of comparable quality by the Portfolio Manager.

Chou may decide to maintain a larger portion of the Income Fund's assets in short-term fixed-income securities during periods of high market valuations and volatility. This strategy may permit Chou to preserve capital while awaiting more favorable market conditions.

The Income Fund may use financial instruments as investments or in an attempt to: (1) limit or hedge against losses that may occur because of the Income Fund's investment in a security or exposure to a currency or market; (2) obtain exposure to financial markets; (3) reduce transaction costs; (4) create liquidity; and/or (5) increase the speed of portfolio transactions. These financial instruments include: constant maturity swaps, total return swaps, interest rate swaps, and credit default swaps ("CDS"); options, including covered call options; forward foreign currency exchange contracts; and currency futures contracts, currency swaps, options on currencies, or options on currency futures. The Income Fund also may use constant maturity swap caps, curve steepeners and other types of financial instruments as a hedge against inflation. In addition, the Income Fund may purchase shares of equities and simultaneously sell call options as a way to generate investment return.

The Income Fund may invest up to 20% of its net assets in equity securities (other than preferred stock and convertible securities), including common stock, American Depositary Receipts ("ADRs"), pooled investment vehicles, including private equity, hedge funds, rights, and warrants.

The Income Fund may lend securities in its portfolio in order to earn additional income and manage its portfolio.

Principal Investment Risks

The Income Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Income Fund or the Income Fund could underperform other investments. An investment in the Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Income Fund are subject to the following principal risks:

Below-Investment Grade Securities Risk is the risk that the market values for the Income Fund's investments in below-investment grade securities may be very volatile. In addition, these securities are less liquid than investment grade debt securities.

Convertible Securities Risk entails some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities.

Covered Call Option Risk is the risk that options written by the Income Fund will be affected by changes in the value of and dividend rates of the security on which the option is written, changes in the actual or perceived volatility of the stock market, the remaining time to the options and reduced liquidity in the market for options.

Currency Risk is the risk that arises if the Income Fund invests directly in foreign (non-U.S.) currencies, in securities that trade in and/or receive revenues in foreign currencies or in derivatives that provide exposure to foreign currencies. These investments are subject to the risk that the foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

9

CHOU AMERICA MUTUAL FUNDS

Derivatives Risk occurs because derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Income Fund may invest in a variety of derivatives, including options, futures, swaps, swap caps, forwards and curve steepeners. Investments in derivatives can be volatile and can have a large impact on the performance of the Income Fund. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for the Income Fund. Derivatives may cause leverage. Leverage risk is created when an investment exposes the Income Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Income Fund's risk of loss. Other risks of investments in derivatives include imperfect correlation between the value of these derivative instruments and the underlying assets; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Investments in derivatives require different skills and techniques than other securities in which the Income Fund may invest.

• Correlation Risk is the risk of imperfect correlation between the value of these derivative instruments and the underlying assets.

•Counterparty Risk is the risk that a counterparty to a derivative instrument may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, and the Income Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

•Credit Derivative Risk is the risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Income Fund's risk of loss in a credit derivative transaction varies with the form of the transaction.

•Leverage Risk is created when an investment exposes the Income Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Income Fund's risk of loss and potential for gain.

•Segregation Risk is the risk associated with any requirements, which may be imposed on the Income Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Income Fund's exposure to loss, and the Income Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

•Volatility Risk is the risk that, because the Income Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of a derivative instrument, as they may increase or decrease in value more quickly than the reference asset.

Distressed Securities Risk is the risk that the Income Fund may be required to incur extraordinary expenses in order to protect and recover its investments in distressed securities, including when the issuer of distressed securities files for bankruptcy protection.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Securities Risk (including ADR Risk) is the risk that the Income Fund's equity holdings, including common and preferred stock, may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which directly relate to the issuer of a security. ADRs may be subject to some of the same risks as direct investment in foreign companies, which include international trade, currency, political, regulatory and diplomatic risks.

Fixed-Income Securities Risk includes the risks that arise when investing in fixed-income securities. These risks include:

•Credit Risk - The financial condition of an issuer of a debt security may cause the issuer to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality may have greater credit risk than lower yielding securities with higher credit quality.

•Interest Rate Risk - The value of the Income Fund's investments in fixed-income securities will fall when interest rates rise. The effect of increasing interest rates is more pronounced for intermediate-term or

10

CHOU AMERICA MUTUAL FUNDS

 longer-term fixed-income obligations owned by the Income Fund. In addition, spreads on certain fixed-income investments can widen suddenly and sharply, negatively impacting the value of the underlying security. This can occur in both investment and non-investment grade securities.

•Prepayment Risk - Issuers may prepay fixed rate obligations when interest rates fall, forcing the Income Fund to reinvest in obligations with lower interest rates than the original obligations.

•Variable and Floating Interest Rate Risk - The interest rates of variable and floating rate securities may adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). Variable and floating rate securities generally are less sensitive to interest rate changes but may produce a leveraging effect or provide interest payments that vary inversely with market rates. Floating and variable rate securities also may be called or redeemed by the issuer prior to maturity, which may result in the Income Fund having to reinvest proceeds in other investments at a lower interest rate. The Income Fund may also suffer a loss if there is no active secondary market for any particular floating or variable rate security.

Foreign Investments Risk. Foreign investments may be subject to the same risks as domestic investments and to additional risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Futures and Forward Contracts Risk There may be an imperfect correlation between the changes in market value of the securities held by the Income Fund and the prices of futures and foward contracts. There may not be a liquid secondary market for the futures contracts. Forward currency and currency futures transactions include the risks associated with fluctuations in currency.

Hedging Risk is the risk that investments made by the Income Fund to hedge or minimize risk may not work as anticipated. In addition, should the Income Fund purchase put options to hedge risk, the Income Fund could lose the entire premium paid for the put options.

Issuer Risk is the risk that the value of a security may decline for reasons that directly relate to the issuer of the security.

Liquidity Risk is the risk that the Income Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requests.

Loans and Loan Participation Interests Risk is the risk that the Income Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. The Income Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Income Fund, and the Income Fund would not likely have any rights against the borrower directly.

Manager Risk is the risk that investment strategies employed by the Portfolio Manager in selecting investments and asset allocations for the Income Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Events Risk is the risk that turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Income Fund. Similarly, the value of debt securities may be adversely affected by changes in bond market size and structure, such as changes that result from a decision by a central bank to revise monetary policy (for example, the end of the Federal Reserve Board's program to purchase and hold debt securities) or a significant reduction in capacity of dealers to intermediate (or "make a market") in debt securities due to changes in regulatory and capital requirements.

Mortgage-Related and Other Asset-Backed Risk is the risk that rising interest rates tend to extend the duration of fixed rate mortgage-related securities and other asset-backed securities, making them more sensitive to changes in interest rates. Additionally, mortgage-related securities and asset-backed securities are subject to prepayment risk.

Municipal Securities Risk is the risk that the amount of public information available about municipal securities is generally less than that for corporate securities. Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Income Fund's investments in municipal

11

CHOU AMERICA MUTUAL FUNDS

securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Income Fund invests may have an impact on the Income Fund's share price.

Non-Diversification Risk is the risk that, by concentrating its investments in securities of a limited number of issuers and industries, the Income Fund exposes itself to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

Options Risk The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. Price valuations or market movements may not justify purchasing put options on individual securities, stock indexes and ETFs, or, if purchased, the options may expire unexercised, causing the Income Fund to lose the premium paid for the options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over-the-counter options expose the Income Fund to counterparty risk.

Pay-In-Kind Securities Risk arises because pay-in-kind securities pay interest through the issuance of additional debt or equity securities. As a result, holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Income Fund may obtain no return at all on its investment.

Pooled Investment Vehicle Risk is the risk that the pooled investment vehicles in which the Income Fund may invest, including money market funds, may charge fees, and such fees may be more than the Income Fund would pay if the manager of the pooled vehicle managed the Income Fund's assets directly.

Preferred Stock Risk Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred stocks are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having limited liquidity, changing tax treatments and possibly being in heavily regulated industries.

Repurchase Agreement Risk is the risk that if the party agreeing to repurchase should default, the Income Fund may sell the purchased securities and incur procedural costs or delays in addition to any loss on the securities.

Restricted Securities Risk is the risk that Rule 144A Securities may not be readily marketable in broad public markets or may become illiquid. The Income Fund may not be able to sell the restricted security when Chou considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.

Securities Lending Risk may occur when borrowers of the Income Fund's securities provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Income Fund's ability to vote proxies or to settle transactions.

Swap Contracts and Swap Caps Risk The use of swaps and swap caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In addition, each swap and swap cap exposes the Income Fund to counterparty risk when a counterparty to a financial instrument entered into by the Income Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties. As a result, the Income Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract. Swap caps are less liquid than swaps.

Warrants Risk is the risk that warrants can provide a greater potential for loss than an equivalent investment in the underlying security. The price of a warrant does not necessarily move in tandem with the price of the underlying security and, therefore, a warrant may be highly volatile and speculative. If a warrant held by the Income Fund is not exercised by the date of its expiration, the Income Fund would lose the entire purchase price of the warrant.

Performance Information

The following chart and table illustrate the variability of the Income Fund's returns as of December 31, 2013. The chart and table provide some indication of the risks of investing in the Income Fund by showing the changes in the performance from year to year and how the Income Fund's average annual returns for one year and since inception compare to the Barclays Capital U.S. Corporate High Yield Bond Index, a broad measure of market performance. Updated performance is available at www.chouamerica.com or by calling (877) 682-6352 (toll free).

12

CHOU AMERICA MUTUAL FUNDS

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

Annual Returns as of December 31

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
34.54
22.86
-13.84
2011
2012
2013

During the period shown, the highest return for a quarter was 13.76% (for the quarter ended September 30, 2012), and the lowest return was -10.73% (for the quarter ended September 30, 2011).

Average Annual Total Returns
(For the periods ended December 31, 2013)

	One Year	Since Inception 07/01/2010
Return Before Taxes	22.86%	16.13%
Return After Taxes on Distributions	18.07%	11.18%
Return After Taxes on Distributions and Sale of Fund Shares	12.94%	10.44%
Barclays Capital U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	7.44%	10.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

Management

The Adviser. Chou America Management Inc. is the Income Fund's investment adviser.

Portfolio Manager. Francis S.M. Chou, Chief Executive Officer of Chou, is the Portfolio Manager of the Income Fund and is responsible for the day-to-day management of the Income Fund. Mr. Chou has been Portfolio Manager of the Income Fund since its inception on July 1, 2010.

Purchase and Sale of Income Fund Shares

You may purchase or sell (redeem) shares of the Income Fund on any day the New York Stock Exchange is open for business. You may purchase or redeem shares directly from the Income Fund by calling (877) 682-6352 (toll free) or writing to the Income Fund at Chou Income Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Income Fund through your financial intermediary. The Income Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$500
Retirement Accounts	$5,000	$500

13

CHOU AMERICA MUTUAL FUNDS

Tax Information

Shareholders may receive distributions from the Income Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

CHOU AMERICA MUTUAL FUNDS

Additional Information Regarding the Funds

Investment Objective

The investment objectives of the Chou Opportunity Fund and Chou Income Fund (each, a "Fund", together, the "Funds") are non-fundamental, which means that they can be changed by the Board without a shareholder vote. A Fund will notify shareholders in advance of a change in its investment objective.

Detailed Strategies of the Chou Opportunity Fund

The Opportunity Fund seeks to invest primarily in the equity securities of companies located in developed and emerging markets throughout the world that Chou believes are available at market prices less than their value. Chou's value-oriented approach to investing involves a detailed analysis of the strength of individual companies, with less emphasis on short-term market factors. Greater importance is placed on an assessment of a company's balance sheet, cash flow characteristics, profitability, industry position, special strengths, future growth potential and management ability. Chou examines each security separately and does not apply these factors according to any predetermined formula. Chou follows strong disciplines with regard to the price of portfolio securities. The extent to which the Opportunity Fund will invest in a particular company is generally commensurate with the price of the company's securities in relation to its intrinsic value. This approach is designed to reduce overall portfolio risk. The equity securities in which the Opportunity Fund invests include common and preferred stock, convertible securities, ADRs, pooled investment vehicles, including private equity and hedge funds, rights and warrants.

The Opportunity Fund will focus its investment in areas where Chou finds the most compelling opportunities and on situations that, in Chou's opinion, have the potential for growth of capital. In order to maintain investment flexibility, Chou has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be eligible for purchase by the Opportunity Fund.

Once an investment is made, the Opportunity Fund expects to be a patient, long-term investor, which results in low portfolio turnover, reduced transaction costs and deferred realization of accrued capital gains. Portfolio holdings are typically concentrated in 10 to 35 securities. This helps to maintain awareness of corporate developments and communications issued by each portfolio company. The Opportunity Fund may sell a security if Chou believes that: (1) the market has recognized the security's full potential value; (2) the security's fundamentals have deteriorated; or (3) alternative investments have become more attractive.

The Opportunity Fund may invest in debt securities, including government and corporate bonds, high yield bonds, commercial paper, mortgage or asset backed securities and repurchase agreements. The Opportunity Fund will invest in debt securities based on their overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates. Chou may decide to maintain a large portion of the Opportunity Fund's debt investments in short-term fixed-income securities during periods deemed by Chou to be of high market valuations and volatility. Such short-term fixed-income securities may include money market funds that invest principally in U.S. Treasury bills, notes and bonds and repurchase agreements backed by such securities. This strategy may permit Chou to protect capital while awaiting more favorable market conditions.

The Opportunity Fund also may invest in income trusts, bank debt and deposits, lower-rated, distressed or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Opportunity Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P or Moody's. The Opportunity Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds" or distressed debt ("Baa3" or lower by Moody's or "BBB-" or lower by S&P".

The Opportunity Fund may lend securities in its portfolio in order to earn additional income and manage its portfolio.

Detailed Strategies of the Chou Income Fund

Under normal market conditions, the Income Fund will invest at least 80% of its net assets in fixed-income securities, financial instruments that provide exposure to fixed-income securities, and preferred stock. Chou will use a combination of investment strategies to manage the Income Fund's portfolio, including relative value trades, yield enhancement strategies and interest rate anticipation trades.

The Income Fund's fixed-income investments principally will include U.S. and non-U.S. government and municipal securities, distressed securities, corporate bonds (both investment grade and below-investment grade), income trusts, bank debt and deposits, commercial paper, variable and floating rate securities, Rule 144A securities, pay-in-kind securities, loan participation interests, mortgage or asset-backed securities, preferred stock and

15

CHOU AMERICA MUTUAL FUNDS

convertible securities. The Income Fund also may invest in money market funds that invest principally in U.S. Treasury bills, notes and bonds and repurchase agreements backed by such securities. The Income Fund also may, without limitation, seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. Although the Income Fund may invest in securities of issuers in developed and emerging markets worldwide, the Income Fund generally will focus its investments in securities of issuers located in the U.S. and Canada.

The Income Fund may invest substantially in distressed securities and corporate bonds that are rated below-investment grade. Although distressed securities and corporate bonds rated below-investment grade securities are particularly speculative investments, Chou believes they provide the opportunity for enhanced income and capital appreciation.

The Income Fund may invest up to 20% of its net assets in equity securities (other than preferred stock and convertible securities), including common stock, ADRs, pooled investment vehicles, including private equity and hedge funds, rights and warrants.

The Income Fund may lend securities in its portfolio in order to earn additional income and manage its portfolio.

Distressed and Below-Investment Grade Securities

Each Fund may invest in distressed and below-investment grade securities. Such distressed securities in which the Funds may invest include securities: (i) issued by companies in bankruptcy reorganization proceedings; (ii) subject to public or private debt restructuring; (iii) otherwise in default or at significant risk of being in default as to the payment of interest or repayment of principal; or (iv) trading at prices substantially below other below-investment grade debt securities of companies in similar industries. The distressed and below-investment grade securities in which the Funds invest are generally rated in the lower rating categories ("Baa3" or lower by Moody's or "BBB-" or lower by S&P) or, if unrated, are determined to be of comparable quality by Chou. The ratings of a rating agency with respect to distressed securities and below-investment grade securities represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon and rating may have different yields.

Derivatives Transactions

Each Fund may enter into derivatives transactions as investments or as an attempt to limit, or hedge against, losses that may occur because of a Fund's investment in a security or exposure to a currency or market, or to obtain exposure to financial markets, reduce transaction costs, create liquidity or increase the speed of portfolio transactions. Each Fund may invest in a wide range of derivative investments including, but not limited to, constant maturity swaps, curve steepeners, total return swaps, interest rate swaps, and CDSs. In addition, each Fund may use options to hedge the investment portfolio, principally through buying puts and selling covered calls. The Portfolio Manager may elect to invest up to 15% of each Fund's total assets in these types of derivative transactions with the exception of selling covered calls, which the Portfolio Manager may elect to sell on a Fund's portfolio positions. To the extent that a Fund engages in a currency hedging strategy, the Fund will primarily engage in forward foreign currency exchange contracts. Each Fund may also engage in other currency transactions such as currency futures contracts, currency swaps, options on currencies, or options on currency futures. Each Fund will limit the notional amount of currency hedges to a maximum of 100% of the value of the Fund's assets at the time the transaction is consummated.

Temporary Defensive Measures

As a temporary defensive measure because of market, economic or other conditions, a Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment objective and/or strategies. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Detailed Information on Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. The following information describes each Fund's principal and non-principal risk factors in light of the Fund's investment strategies:

Principal Risk Factors	Opportunity Fund	Income Fund
Below-Investment Grade Securities	X	X
Convertible Securities Risk	X	X
Covered Call Option Risk	X	X

16

CHOU AMERICA MUTUAL FUNDS

Principal Risk Factors	Opportunity Fund	Income Fund
Credit Risk	X	X
Currency Risk	X	X
Derivatives Risk	X	X
Distressed Securities Risk	X	X
Emerging Markets Risk	X	X
Equity Securities Risk (including ADR Risk)	X	X
Fixed-Income Securities Risk	X	X
Foreign Investments Risk	X	X
Forward Contracts Risk	X	X
Futures Contracts Risk	X	X
Hedging Risk	X	X
Interest Rate Risk	X	X
Issuer Risk	X	X
Liquidity Risk	X	X
Loans and Loan Participation Interests Risk		X
Manager Risk	X	X
Market Events Risk	X	X
Mortgage-Related and Other Asset-Backed Risk	X	X
Municipal Securities Risk		X
Non-Diversification Risk	X	X
Options Risk	X	X
Pay-In-Kind Securities Risk		X
Pooled Investment Vehicle Risk	X	X
Preferred Stock Risk	X	X
Prepayment Risk	X	X
Repurchase Agreement Risk	X	X
Restricted Securities Risk		X
Securities Lending Risk	X	X
Swap Contracts and Swap Caps Risk	X	X
Value Stock Risk	X
Variable and Floating Interest Rate Risk		X
Warrants Risk	X	X
Non-Principal Risk Factors	Opportunity Fund	Income Fund
Market Timing Risk	X	X
Refinancing Risk	X	X
Short Selling Risk	X	X

Each Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Below-Investment Grade Securities Risk. Investments in securities rated below-investment grade, or "junk bonds," generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial difficulties and weak economic periods than more creditworthy issuers, which may impair their ability to make interest and principal payments. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a Fund's securities, the achievement of the Fund's objective depends more on the skills of the Portfolio Manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

17

CHOU AMERICA MUTUAL FUNDS

Convertible Securities Risk. The Funds' investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments which could result in a loss of income from or a decline in value of the securities.

Covered Call Option Risk. The purchaser of a call option has the right to any appreciation in the value of the security over the exercise price on the expiration date. Because the exercise of options is settled in cash, sellers of call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The premium the Funds receive is the maximum profit the Funds can realize from the option. The loss potential from writing an uncovered option is generally unlimited. The value of options written by the Funds, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying security on which an option is written, changes in the actual or perceived volatility of the stock market and the remaining time to the options. The value of options also may be adversely affected if the market for the options becomes less liquid or smaller.

Credit Risk. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Funds may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Funds may invest in Collateralized/Guaranteed Mortgage Obligations ("CMOs"). CMOs are divided into classes (often referred to as "tranches") and certain tranches of CMOs have priority over other classes. No payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Currency Risk. Because the Funds invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, the Funds will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Funds' performance. The successful use of derivatives generally depends on the manager's ability to predict market movements.

The Funds may use derivatives as a substitute for taking a position in the reference asset; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Funds' investments in the derivatives may be applied toward meeting a requirement to invest in instruments with such characteristics. The Funds may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Funds may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk, leverage risk and general market risks. The Funds' use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Funds are exposed, as described below. Certain of the different risks to which the Funds might be exposed due to their use of derivatives include the following:

•Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

•Counterparty Risk The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position. These financial instruments may include swap agreements and structured notes. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be

18

CHOU AMERICA MUTUAL FUNDS

 received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. In addition, a Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk.

•Credit Derivative Risk is the risk associated with the use of credit derivatives, a highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions. If Chou is incorrect in its forecast of default risks, market spreads or other applicable factors, the Funds' investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Chou is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Funds' risk of loss in a credit derivative transaction varies with the form of the transaction.

•Leverage Risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

•Segregation Risk is the risk associated with any requirement, which may be imposed on the Funds, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Funds' exposure to loss, and the Funds may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Funds would sell the segregated assets.

•Volatility Risk is the risk that, because the Funds may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. A Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent that a Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income may be diminished. A Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan or reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to the distressed securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Emerging Markets Risk. Because investing in emerging markets can have more risk than investing in developed foreign markets, an investment in a Fund may have the following additional risks:

• Information about the companies in these countries is not always readily available.

• Stocks of companies traded in these countries may be less liquid, and the prices of these stocks may be more volatile than the prices of the stocks in more established markets.

• Greater political and economic uncertainties exist in emerging markets than in developed foreign markets.

• The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries.

• Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets.

• Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and, thus, may adversely effect the operations of the Fund.

• Certain emerging markets impose constraints on currency exchange, and some currencies in emerging markets may have been devalued significantly against the U.S. dollar.

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund's investments. Such governments may seize the assets of firms operating under their jurisdiction.

19

CHOU AMERICA MUTUAL FUNDS

Equity Securities Risk (including ADR Risk). The value of the Funds' equity security holdings, including common and preferred stock, may decline in value because of changes in prices a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or sustained trend. The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. ADRs may be subject to some of the same risks as direct investment in foreign companies, including greater fluctuations in price, changes in political and/or economic stability, tax law changes, international trade policies and currency fluctuations.

Fixed-Income Securities Risk. The Funds may invest in fixed-income (debt) securities whose value depends generally on an issuer's credit rating and the interest rate of the security. Fixed-income securities are generally subject to the following risks: credit risk, interest rate risk, prepayment risk, and variable and floating interest rate risk.

Foreign Investments Risk. The Funds' foreign investments may have the following additional risks:

• Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

• Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities.

• Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which may be determined or quoted in currencies other than the U.S. dollar.

• Foreign securities and their issuers are not subject to the same degree of regulation regarding information disclosure, insider trading and market manipulation, and they may not be subject to uniform accounting, auditing, and financial standards.

• There may be less publicly available information on foreign companies.

• Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems.

• Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.

• Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

• The Funds are subject to the risk of market timing activities because of price differentials that may be reflected in the NAV of the Fund's shares. A Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds' calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Although a Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Forward Contracts Risk. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Futures Contracts Risk. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Hedging Risk. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a Fund.

Interest Rate Risk. Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's investments typically will fall when interest rates rise. A Fund is particularly

20

CHOU AMERICA MUTUAL FUNDS

sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. In addition, spreads on certain fixed-income investments can widen suddenly and sharply, negatively impacting the value of the underlying security. This can occur in both investment and non-investment grade securities.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Liquidity Risk. Limitations on resale may have an adverse effect on the marketability of a security and the Funds may also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Funds may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requests. The Funds may not purchase a security if such purchase would cause more than 15% of its total assets in securities to be not readily marketable.

Loans and Loan Participation Interests Risks. Loan interests are a form of direct debt instrument in which the Income Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. When the Income Fund purchases a loan by assignment, the Income Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Income Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Income Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Income Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

Manager Risk. The strategies used by the Funds' Portfolio Manager may fail to produce the intended result. The Portfolio Manager's assessment of companies or the securities which are purchased for a Fund may prove incorrect, resulting in losses or poor relative performance even in rising markets.

Market Events Risk. It is important that investors closely review and understand the risks of investing in the Funds. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Funds.

Market Timing Risk. Due to specific securities the Funds may invest in, the Funds could be subject to the risk of market timing activities by fund shareholders. Examples of these types of securities include high-yield, small-cap and foreign securities. Foreign securities typically offer the greatest opportunity for these market timing activities. The Funds generally price these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds' calculation of their NAV. These prices may be affected by events that occur after the close of a foreign market, but before the Funds price their shares. In such instances, the Funds may fair value foreign securities. Some investors, however, may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds' shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While Chou monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Mortgage-Related and Other Asset-Backed Securities Risk. Each Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Each Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Municipal Securities Risk. The amount of public information available about municipal securities is generally less than that for corporate securities. Special factors, such as legislative changes, and economic and business developments, may adversely affect the yield and/or value of the Income Fund's investments in municipal securities. The municipal securities market also could be significantly affected by adverse political changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Other factors

21

CHOU AMERICA MUTUAL FUNDS

include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the Income Fund's invests may have an impact on the Income Fund's share price. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset.

Non-Diversification Risk. Each Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries. Concentration in securities of a limited number of issuers and industries exposes each Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

Options Risk. A Fund's investment in options may have additional risks. The success of a Fund's investment in options depends upon many factors, such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time. There may also be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. In addition, each over-the-counter ("OTC") option exposes a Fund to counterparty risk, and Chou may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties. If a counterparty defaults, a Fund's only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

Pay-In-Kind Securities Risk. Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities carry the risk that holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Income Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Pooled Investment Vehicle Risk. Each Fund may invest in pooled investment vehicles, including private equity and hedge funds, and will bear its ratable share of these vehicles' expenses, including their management and performance fees. The fees that a Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a subadviser, managed the Fund's assets directly. The incentive fees charged by the investment vehicles may create an incentive for the manager of the investment vehicle to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

Preferred Stock Risk Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred stock are subject to other risks:

• Limited voting rights. Generally, preferred stock holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights. In the case of certain preferred stock, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

• Special redemption rights. In certain circumstances, an issuer of preferred stock may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

• Payment deferral. Generally, preferred stock may be subject to provisions that allow an issuer, under certain conditions, to skip ("non-cumulative" preferred stock) or defer ("cumulative" preferred stock) distributions. Non-cumulative preferred stock can defer distributions indefinitely. Cumulative preferred stocks typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes while it is not receiving any income.

• Liquidity. Preferred stocks may be substantially less liquid than many other securities, such as U.S. government securities or common stock.

22

CHOU AMERICA MUTUAL FUNDS

• Financial services industry. The preferred stock market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred stocks present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

• Tax risk. The Fund may invest in preferred stocks or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

• Regulatory risk. Issuers of preferred stocks may be in industries that are heavily regulated and that may receive government funding. The value of preferred stock issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

Prepayment Risk. Issuers may experience acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and reduce the Funds' return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Funds to invest in securities with lower interest rates.

Refinancing Risk. Each Fund is subject to the risk that a company will not be able to refinance its existing debt prior to the maturity date of that debt. Principal reasons this would occur include significant deterioration in the fundamentals of the issuer as well as economic and financial shocks that impact the ability of the capital markets to function properly.

Repurchase Agreement Risk. The Funds may enter into repurchase agreements. The risks associated with these types of transactions arise if the other party to the agreement defaults or goes bankrupt and the Funds experience losses or delays in recovering their investments. In a repurchase transaction, the Funds could incur a loss if the value of the securities sold has increased in value relative to the value of the cash or collateral held by the Funds.

Restricted Securities Risk. Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Income Fund may not be able to sell the security when Chou considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Securities Lending Risk. Borrowers of a Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Short Selling Risk. Each Fund may engage in short sales of securities. Short selling is borrowing a security and then selling it. If a Fund buys back the security at a higher price, the Fund will incur a loss on the transaction. Short sales may involve additional transactions costs and other expenses that may exceed the return on the position, which may cause the Funds to lose money. Short sales may increase the volatility and decrease the liquidity of certain securities or positions, or a Fund as a whole, and may lower a Fund's returns or result in a loss. In addition, there is no guarantee that the Funds will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a security.

Swap Contracts and Swap Caps Risk. Each Fund may engage in interest rate, currency, and equity swaps and CDSs, constant maturity swap caps, and related instruments, which require Chou to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps and swap caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that a Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap and swap cap exposes a Fund to counterparty risk and Chou may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, a Fund's only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. In addition to counterparty risks, CDS are subject to credit risk on

23

CHOU AMERICA MUTUAL FUNDS

the underlying investment. If a Fund were the buyer of CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if a Fund were the seller of CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction. Swap caps are less liquid than swaps.

Value Stock Risk. Value securities purchased by the Opportunity Fund may not increase in price as anticipated by Chou and may even decline further in value if other investors fail to recognize the company's value or favor investing in faster-growing companies, or if the events or factors that Chou believes will increase a security's market value do not occur. The Opportunity Fund may purchase securities that are not widely followed by other investors. These securities may include companies reporting poor earnings, companies whose share prices have declined sharply, turnarounds, cyclical companies or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, continually undervalued by the market.

Variable and Floating Interest Rate Risk. The interest rates of variable rate securities may reset at specified intervals, while the interest rates of floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not directly track an underlying index, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. When the Income Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Income Fund's shares. In response to an interest rate decline, certain floating and variable rate securities may be called or redeemed by the issuer prior to maturity, which may result in the Income Fund having to reinvest proceeds in other investments at a lower interest rate. There may not be an active secondary market for any particular floating or variable rate security, which could make it difficult to dispose of the security and cause the Income Fund to suffer a loss.

Warrants Risk.Warrants can provide a greater potential for loss than an equivalent investment in the underlying security. The price of a warrant does not necessarily move in tandem with the price of the underlying security and, therefore, a warrant may be highly volatile and speculative. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by a Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

24

CHOU AMERICA MUTUAL FUNDS

Management

The Adviser

Chou America Management Inc., 110 Sheppard Ave. East Suite 301, Box 18, Toronto, Ontario, Canada M2N 6Y8, is the Funds' investment adviser. Chou, which registered with the U.S. Securities and Exchange Commission ("SEC") in 2010 as an investment adviser, provides investment advisory services to the Funds. As of March 31, 2014, Chou had approximately $88.9 million in assets under management. Chou does not manage any other U.S. registered mutual funds.

Chou is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust, on behalf of the Funds, has claimed an exemption from registration with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and Chou is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Chou receives an advisory fee from each Fund at an annual rate equal to 1.00% of each Fund's average daily net assets. Chou has contractually agreed to waive a portion of its fee and/or reimburse certain expenses in order to limit the Total Annual Operating Expenses (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation) of each Fund to 1.50% through at least May 1, 2015.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement with Chou will be available in the Funds' semi-annual report for the period ended June 30, 2014.

Portfolio Manager

Francis S.M. Chou, Chief Executive Officer of Chou, is the Portfolio Manager of each Fund and is responsible for the day-to-day management of the Funds. Mr. Chou also serves as CEO of Chou Associates Management Inc. ("Chou Associates"), an investment adviser based in Toronto, Canada, which manages the Chou family of Canadian mutual funds ("Chou Funds"). Mr. Chou has been the CEO of Chou Associates and the Portfolio Manager of the Chou Funds since 1986. As of March 31, 2014, Chou Associates had approximately $782 million in assets under management. In addition, Mr. Chou served as a Senior Vice President for Fairfax Financial Holdings from 1996-2007.

Additional information regarding Portfolio Manager compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of Fund shares is found in the Funds' Statement of Additional Information ("SAI").

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides certain administration, portfolio accounting and transfer agency services to the Funds and Trust, and supplies certain officers to the Trust, including a Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Compliance Officer, as well as additional compliance support personnel.

Rafferty Capital Markets, LLC, the Trust's principal underwriter (the "Distributor"), serves as the Trust's Distributor in connection with the offering of the Funds' shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Fund Expenses

Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated between the Funds based on methods approved by the Board. Chou or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund. Any agreement to waive fees or reimburse expenses increases the investment performance of a Fund for the period during which the waiver or reimbursement is in effect.

25

CHOU AMERICA MUTUAL FUNDS

Your Account

How to Contact the Funds

E-mail the Funds at:

chouamericafunds.ta@atlanticfundservices.com

Telephone the Funds at:

(877) 682-6352 (toll free)

Write the Funds:

Chou America Mutual Funds
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Chou America Mutual Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Website Address:

www.chouamerica.com

Wire investments (or ACH payments):

Please contact the transfer agent at (877) 682-6352 (toll free) to obtain the ABA routing number and account number for the Funds.

General Information

You may purchase or sell (redeem) shares of either Fund on any day that the New York Stock Exchange ("NYSE") is open for business. Under unusual circumstances, such as the case of an emergency, the Funds may calculate their NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of a Fund at the next NAV calculated (normally 4:00 p.m. Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary ("Financial Intermediary") receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after a Fund's close or on a day when a Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Funds may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges, and exchange privileges, if applicable.

The Funds reserve the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Funds or their operations.

When and How NAV is Determined. The Funds calculate their NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day. To the extent a Fund's portfolio investments trade in markets on days when the Funds are not open for business, a Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Funds are open for business as markets or exchanges other than the NYSE may be closed.

The NAV of each Fund is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund. Since the Funds invest in securities that may trade in foreign markets on days other than a Fund business day, the value of each Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Funds value securities for which market quotations are readily available, including certain open-end investment companies, at current market value except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of

26

CHOU AMERICA MUTUAL FUNDS

sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed-income securities may be valued at prices supplied by the Funds' pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which a Fund portfolio security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or (3) events occur after the close of the securities markets on which a Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, a Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Fund's Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board. Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Funds may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Funds values their portfolio securities, which may affect the value of such securities. In determining fair value prices of such foreign securities, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies. Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services.

Fixed-income securities may be valued at prices supplied by the pricing services based on broker- or dealer- supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee described above will fair value the security using the Funds' fair value procedures.

Transactions Through Financial Intermediaries. The Funds have authorized certain financial intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Funds' behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees if you had invested directly in a Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's designee receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of regular trading on the NYSE every business day (normally 4:00 p.m. Eastern Time) and are processed the same day at that day's NAV. To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Funds in compliance with their contractual deadlines.

Payments to Financial Intermediaries. The Funds and their affiliate(s) (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts

27

CHOU AMERICA MUTUAL FUNDS

distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay all or a portion of such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds' transfer agent and/or Administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the Financial Intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or their affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing them on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Funds' overall obligation to deter money laundering under federal Law. The Trust's Anti-Money Laundering Program is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the SAI, which is available on the Funds' website at www.chouamerica.com.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Funds and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Funds.

Checks. Checks must be made payable to "Chou America Mutual Funds". For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Chou America Mutual Funds". A $20 charge may be imposed on any returned checks.

ACH. Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. Instruct your U.S. financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Funds accept investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$5,000	$500
Retirement Accounts	$5,000	$500

28

CHOU AMERICA MUTUAL FUNDS

See "General Information Transactions through Financial Intermediaries" for information regarding investment minimums if you are purchasing shares through a U.S. financial institution.

No initial or subsequent investment minimums apply for accounts maintained by U.S. financial institutions for the benefit of their clients who purchase shares through investment programs such as: (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Chou, and employees and affiliates of a Fund, or the Distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

The Funds reserve the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of traditional or Roth individual retirement accounts ("IRAs") in order to meet minimum investment amounts.

Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Funds to identify you.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your financial advisor. If a Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Funds will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established in their sole discretion. If the Funds cannot do so, the Funds reserve the right to redeem your investment at the next NAV calculated after a Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

29

CHOU AMERICA MUTUAL FUNDS

If a Fund has not yet received payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders. The Funds require that all shareholders must be U.S. persons or U.S. resident aliens residing in the U.S. or a U.S. Territory with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) to open an account with the Funds. Non-U.S. persons who meet the customer identification and verification requirements under the Trust's Anti-Money Laundering Program may be accepted in the sole discretion of Trust management.

Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write, or email the Fund, or visit the Funds' website, for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write, or email the Fund, or visit the Funds' website, for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire your money to the Fund.

By Wire •Instruct your U.S. financial institution to wire your money to us.

By ACH Payment

•Call, write, or email the Fund, or visit the Funds' website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•Purchases are limited to $25,000 per day.

30

CHOU AMERICA MUTUAL FUNDS

How to Open an Account	How to Add to Your Account

By Internet

www.chouamerica.com

•Log onto our website.

• Select "Fund Owner Access" and "Open a new account".

•Complete the application online.

•Accept the terms of the online application.

•Account opening amount limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

By Internet

www.chouamerica.com

•Log onto our website.

• Select "Fund Owner Access" and "Client account access".

•Provide the following information:

•Your User ID

•Your PIN

• Select "Purchase" option under the "Account Listing" menu.

•Follow the instructions provided.

•Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

Systematic Investments. You may establish a systematic investment plan to invest automatically a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. A Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

The systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (877) 682-6352 (toll free) for additional information regarding the Funds' systematic investment plan.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in Fund shares, such as trades seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Funds' portfolios and result in increased administrative and brokerage costs and potential dilution in the value of Fund shares. As money is moved in and out, the Funds may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Funds or their shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action will be taken. Among other things, the Funds reserve the right to cancel (within one business day of detection), restrict or, reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Funds' portfolios, and purchase orders not accompanied by payment.

Because the Funds receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemption. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares may be subject to a redemption fee of 2.00% of the current NAV of shares redeemed within 120 days of purchase.

The investment in securities of small- and medium-sized companies may make the Funds' shares more susceptible to market timing as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

31

CHOU AMERICA MUTUAL FUNDS

The Funds reserve the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations.

Canceled or Failed Payments. The Funds accept checks and ACH payments at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Funds or the transfer agent, and the Funds may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Funds.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days from the date of purchase.

How to Sell Shares from Your Account

Through a Financial Intermediary

•If you purchased shares through your Financial Intermediary, your redemption order must be placed through the same Financial Intermediary.

•Contact your Financial Intermediary using the method that is most convenient for you.

By Mail

•Prepare a written request including:

• Your name(s) and signature(s);

• Your account number;

• The Fund name;

• The dollar amount or number of shares you want to sell;

• How and where to send the redemption proceeds;

• A signature guarantee (if required); and

• Other documentation (if required);

•Mail us your request and documentation.

By Telephone

•Call us with your request (unless you declined telephone redemption privileges on your account application).

•Provide the following information:

•Your account number

•Exact name(s) in which the account is registered

•Additional form of identification

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail us your completed application.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

32

CHOU AMERICA MUTUAL FUNDS

How to Sell Shares from Your Account

By Internet

www.chouamerica.com

•Log onto our website (unless you declined Internet trading privileges on your account application).

• Select "Fund Owner Access" and "Client account access".

•Provide the following information:

•Your User ID

•Your PIN

• Select the "Redemption" option under the "Account Listing" menu.

•Follow the instructions provided.

•Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may mail your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. You may terminate your participation in the plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. Please call (877) 682-6352 (toll free) for additional information regarding the Fund's systematic withdrawal plan.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will require written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder for any of the following:

•Written requests to redeem $100,000 or more

•Changes to a shareholder's record name or account registration

•Paying redemption proceeds from an account for which the address has changed within the last 30 days

•Sending redemption and distribution proceeds to any person, address or U.S. financial institution account not on record

•Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•Adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. Each Fund assesses a redemption fee of 2.00% of the current NAV of shares redeemed if the shares being sold were purchased within 120 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Funds use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. For example, shares purchased on January 1

33

CHOU AMERICA MUTUAL FUNDS

of any year will be subject to a 2.00% fee if they are redeemed before April 30 of that same year, and shares redeemed on or after April 30 of that year will not be subject to any redemption fee. The redemption fee is waived for shares purchased with reinvested capital gains or dividend distributions. The Funds reserve the right to waive or modify the terms of the fee at any time.

Certain financial intermediaries that collect a redemption fee on behalf of the Funds may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the Financial Intermediary and subsequently liquidated). Customers purchasing shares through a Financial Intermediary should contact the Financial Intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Intermediary's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee. If a Financial Intermediary that maintains an account with the transfer agent for the benefit of its customer accounts collects redemption fees for a Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Intermediary's account by the Fund.

Small Account Balances. If the value of your account falls below the minimum account balances listed below, a Fund may ask you to increase your balance. If after 60 days, the account value is still below the minimum balance, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
All Accounts	$1,000

Redemptions in Kind. Pursuant to an election with the SEC, under certain circumstances the Funds may pay redemption proceeds in portfolio securities rather than in cash. If a Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account until the transfer agent locates you or escheats the funds to the state of your last known address.

Rule 12b-1 Distribution and Other Service Fees

The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and the servicing of shareholder accounts. The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time.

Exchange Privileges

You may exchange your shares of the Opportunity Fund for shares of the Income Fund, and your shares of the Income Fund for shares of the Opportunity Fund. Be sure to confirm with the transfer agent that the Fund into which you exchange is available for sale in your state. A Fund may not be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and TIN). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange

Through a Financial Intermediary

•If you purchased shares through your Financial Intermediary, your exchange order must be placed through the same Financial Intermediary.

•Contact your Financial Intermediary using the method that is most convenient for you.

34

CHOU AMERICA MUTUAL FUNDS

How to Exchange

By Mail

•Open a new account and complete an account application if you are requesting different shareholder privileges.

•Prepare a written request including:

•Your name(s) and signature(s)

•Your account number

•The names of each Fund you are exchanging

•The dollar amount or number of shares you want to sell (and exchange).

•Obtain a Medallion Signature Guarantee (if required)

•Obtain other documentation (if required)

•Mail us your request and documentation.

By Telephone

•Call us with your request (unless you declined telephone redemption privileges on your account application).

•Provide the following information:

•Your account number

•Exact name(s) in which the account is registered

•Additional form of identification

•The names of each Fund you are exchanging

•The dollar amount or number of shares you want to sell (and exchange).

By Internet

www.chouamerica.com

•Log onto our website.

• Select "Fund Owner Access" and "Client account access".

•Provide the following information:

•Your User ID

•Your PIN

• Select the "Exchange" option under the "Account Listing" menu.

•Follow the instructions provided.

Retirement Accounts

You may invest in Fund shares through an IRA, including traditional and Roth IRAs, also known as "Qualified Retirement Accounts". The Funds may also be appropriate for other retirement plans such as 401(k) plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA or other retirement plan, be sure to indicate the year to which the contribution is attributed.

35

CHOU AMERICA MUTUAL FUNDS

Other Information

Distributions and Dividend Reinvestments

Each Fund declares dividends from net investment income and pays them semi-annually. Any net capital gains realized by a Fund are distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a "distribution") reinvested in additional shares of a Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, Fund distributions received by non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

A Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, are taxable to you as ordinary income, except as noted below. A Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individual and certain other non-corporate shareholders at maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met and the shareholder satisfies those requirements with respect to the Fund shares on which the dividend is paid. A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations ("DRD")--the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations--subject to similar requirements. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the federal alternative minimum tax.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you will be taxed on the distribution even though the distribution represents a partial return of your investment.

The redemption of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on a redemption equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares. An exchange of Fund shares is treated as a redemption of the shares and thus is taxed similarly.

Each Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

A Fund shareholder who wants to use the average basis method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in

36

CHOU AMERICA MUTUAL FUNDS

accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Beginning in 2013, an individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the redemption of Fund shares), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Funds will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Funds, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust. The Funds do not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific Fund (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Funds or the Trust.

37

CHOU AMERICA MUTUAL FUNDS

Financial Highlights

The financial highlights tables are intended to help you understand the Funds' financial performance since the Funds' inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information for the fiscal periods ended December 31, 2010 through 2013, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report dated December 31, 2013, which is available upon request.

Chou Opportunity Fund

	For the Years Ended December 31,			July 1, 2010 (a) through
	2013	2012	2011	December 31, 2010

NET ASSET VALUE, Beginning of Period	$ 11.41	$ 10.00	$12.20	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.05	0.32	0.02	(0.09)
Net realized and unrealized gain (loss)	3.31	2.68	(2.19)	2.29
Total from Investment Operations	3.36	3.00	(2.17)	2.20

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.19)	(0.40)	(0.01)	—
Net realized gain	(1.09)	(1.19)	(0.02)	—
Total Distributions to Shareholders	(1.28)	(1.59)	(0.03)	—
REDEMPTION FEES (b)	0.03	— (c)	— (c)	—
NET ASSET VALUE, End of Period	$ 13.52	$ 11.41	$10.00	$12.20
TOTAL RETURN	29.82%	30.81%	(17.78)%	22.00	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$ 66,402	$ 41,132	$56,724	$1,039
Ratios to Average Net Assets:
Net investment income (loss)	0.34%	2.89%	0.15%	(1.60	)%(e)
Net expense	1.48%	1.48%	1.53%	1.75	%(e)
Gross expense (f)	1.50%	1.55%	1.93%	28.58	%(e)
PORTFOLIO TURNOVER RATE	56%	17%	11%	33	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

38

CHOU AMERICA MUTUAL FUNDS

Chou Income Fund

	For the Years Ended December 31,			July 1, 2010 (a) through
	2013	2012	2011	December 31, 2010

NET ASSET VALUE, Beginning of Period	$ 9.87	$ 8.74	$11.60	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.94	1.58	1.30	0.20
Net realized and unrealized gain (loss)	1.28	1.27	(2.86)	1.65
Total from Investment Operations	2.22	2.85	(1.56)	1.85

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.07)	(1.72)	(1.27)	(0.25)
Net realized gain	—	— (c)	(0.03)	—
Total Distributions to Shareholders	(1.07)	(1.72)	(1.30)	(0.25)
REDEMPTION FEES (b)	0.02	—	— (c)	—
NET ASSET VALUE, End of Period	$ 11.04	$ 9.87	$8.74	$11.60
TOTAL RETURN	22.86%	34.69%	(13.83)%	18.54	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$ 14,737	$ 6,728	$5,051	$766
Ratios to Average Net Assets:
Net investment income	8.39%	16.25%	12.24%	3.82	%(e)
Net expense	1.50%	1.50%	1.50%	1.50	%(e)
Gross expense (f)	3.41%	4.09%	4.71%	33.37	%(e)
PORTFOLIO TURNOVER RATE	40%	23%	17%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

39

CHOU AMERICA MUTUAL FUNDS

For More Information

Annual and Semi-Annual Reports

Additional information about each Fund's investments will be available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Funds

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Chou America Mutual Funds
P.O. Box 588
Portland, Maine 04112
(877) 682-6352 (toll free)

chouamericafunds.ta@atlanticfundservices.com

The Funds' Prospectus, SAI and annual and semi-annual reports, as well as a description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities, will be available, without charge, on the Funds' website at www.chouamerica.com.

Securities and Exchange Commission Information

You may also review and copy the Funds' annual and semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Rafferty Capital Markets, LLC
1010 Franklin Avenue , Garden City, New York 11530
www.raffcap.com

Rafferty Capital Markets, LLC is the Funds' distributor.

Investment Company Act File No. 811-22394

243-PRU-0514

Statement of Additional Information

May 1, 2014

Investment Adviser:

Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

Account Information
and Shareholder Services:

Chou America Mutual Funds
P.O. Box 588
Portland, Maine 04112
(877) 682-6352 (toll-free)
chouamericafunds.ta@atlanticfundservices.com
www.chouamerica.com

Chou America Mutual Funds

Chou Opportunity Fund

(CHOEX)

Chou Income Fund

(CHOIX)

This Statement of Additional Information (the "SAI") supplements the Prospectus dated May 1, 2014, as it may be amended from time to time (the "Prospectus"), offering shares of the Chou Opportunity Fund (formerly known as Chou Equity Opportunity Fund) (the "Opportunity Fund") and Chou Income Fund (formerly known as Chou Income Opportunity Fund) (the "Income Fund") (each a "Fund" and collectively, the "Funds"), each a separate series of Chou America Mutual Funds (the "Trust"), a registered, open-end management investment company. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address or telephone number listed above. You may also obtain the Prospectus on the Funds' website listed above. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Funds for the year ended December 31, 2013, are included in the Annual Report to shareholders and are incorporated into this SAI be reference. Copies of the Annual Report may be obtained, without charge and upon request, by contacting Atlantic at the address, telephone number or email address listed above. You may also obtain copies of the Annual Report on the Funds' website listed above.

i

ii

INVESTMENT POLICIES AND RISKS

This section discusses in greater detail than the Funds' Prospectus certain investments that the Opportunity Fund and the Income Fund can make. This section supplements, and should be read in conjunction with, the Funds' Prospectus. The following are descriptions of permitted investments and investment practices of the Funds and the associated risks. The Funds will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with each Fund's investment objective. Please see the Prospectus for a discussion of each Fund's investment objective, principal investment strategies and principal risks of investing in each Fund.

The Funds are "non-diversified" series of the Trust pursuant to the Investment Company Act of 1940, as amended, including the rules and regulations, U.S. Securities and Exchange Commission (the "SEC") interpretations and any exemptive orders or interpretive relief as promulgated thereunder (the "1940 Act"). Each Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company. Each Fund's classification as a "non-diversified" series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

A. Equity Securities

Common and Preferred Stock. The Funds may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, or both, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants and Rights. The Funds may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Funds may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment Trusts ("REITs"). The Funds may purchase REITs. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. Because REITs have on going operating fees and expenses, which may include management, operating and administration expenses, REIT shareholders including a Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

B. Fixed-Income Securities

U.S. and Foreign Government Securities. The Funds may invest in U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration ("FHA"), Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development ("HUD"), the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

The Funds also may invest in securities issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Government and Agency Mortgage-Backed Securities. The principal issuers or guarantors of mortgage-backed securities are the GNMA, Fannie Mae and Freddie Mac. GNMA, a wholly-owned U.S. Government corporation within HUD, creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the U.S.Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae.  Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury's obligations. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that Fannie Mae and Freddie Mac remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. Serious discussions among policymakers continue as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

Corporate Debt Obligations. The Funds may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine (9) months. In addition, the Funds also may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Junk Bonds. The Funds may invest in lower-rated debt securities, often called "junk bonds," which include securities in the lower credit rating categories ("Baa3" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or lower by Standard & Poor's Financial Services, LLC ("S&P")) at the time of investment or, if unrated are determined to be of comparable quality by the Adviser.

Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund's investment objective.

Defaulted Debt Securities. The Funds may buy defaulted debt securities if, in the opinion of Chou America Management Inc., the Funds' investment adviser ("Chou" or the "Adviser"), they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. The Funds are not required to sell a debt security that has defaulted if the investment adviser believes it is advantageous to continue holding the security. The Funds may be required under the Internal Revenue Code of 1986, as amended, and U.S. Treasury Regulations to accrue income for federal tax purposes on defaulted debt securities and to distribute such income to the Funds' shareholders even though the Fund is not currently receiving interest payments on such obligations. To generate cash for distributions, the Funds may have to sell portfolio securities that it otherwise would have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

If the issuer of a debt security in the Funds' portfolio defaults, the Funds may have unrealized losses on the security, which may lower the Funds' net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

Bank Loans. The Funds may invest in bank loans. By purchasing a loan, the Funds acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Funds may act as part of a lending syndicate and in such cases would be purchasing a "participation" in the loan. The Funds also may purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). Depending on the value of collateral, if any, the return on a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of that Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, Chou will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.

Because loans in which the Funds may invest may not be rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan will depend almost exclusively on Chou's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Funds' credit quality policy.

Treasury Inflation Protected Securities. The Funds may invest in treasury inflation protected securities ("TIPS"). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation, a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond's principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, including pass-through securities and collateralized obligations. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed-income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

Privately Issued Mortgage-Backed Securities. The Funds may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans. Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Funds may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranche is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Funds also may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Funds may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Funds may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Distressed Assets. The Funds may invest in "below investment grade" securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent a Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS) have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent a Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Funds may incur losses on such investments.

Municipal Securities. The Funds may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States or foreign governments, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the nongovernmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state, territory and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Funds might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when Chou believes the interest income from the instrument justifies any principal risks associated with the instrument. Chou may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Chou will be able to limit the effects of principal fluctuations and, accordingly, the Funds may incur losses on those securities even if held to maturity without issuer default.

The Funds also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Funds to dispose of the instrument during periods that the Funds are not entitled to exercise any demand rights they may have. The Funds could, for this or other reasons, suffer a loss with respect to those instruments. Chou monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Funds may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor's requirements. Many types of structured notes may also be "replicated" through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value, do not pay current interest to holders prior to maturity, or have a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when Chou would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream or custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. The Funds may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

The Funds may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks of Fixed-Income Securities. The market value of the interest-bearing fixed-income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in a Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Credit. The Funds' investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Funds hold. The Funds may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of Chou to do so.

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Chou may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that a rating changes as a result of changes in an organization or its rating system, Chou may attempt to substitute comparable ratings. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Funds, Chou will determine whether the Funds should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Chou to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting a Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Funds, to the extent they retain the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Funds purchase mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Pay-in-kind ("PIK") Securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. PIK securities carry the risk that holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Income Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, the Income Fund may be required to accrue income on certain PIK securities for federal income tax purposes even though the Income Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended, and to avoid any federal income or excise taxes at the fund level, the Income Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest or other income the Income Fund actually received. The Income Fund may be required to, among other things, sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions, and may realize gain or loss from such liquidations. In the event the Income Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Non-US Dollar Denominated Securities. The Funds may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2)

international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C. Hybrid Securities

Trust Preferred Securities. The Funds may purchase trust preferred securities, also known as "trust preferreds," which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

Convertible Securities and Convertible Arbitrage. The Funds may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

The Funds may engage in convertible arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Funds also may seek to use convertible arbitrage to hedge interest rate exposure under some circumstances or use certain other strategies to maintain a sector and market neutral portfolio. The average grade of a bond in a convertible arbitrage portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to a Fund, or a decline in the market value of the securities.

The Funds' investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that a Fund holds. The Funds may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.

Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of Chou to do so.

Income Trusts. The Funds may invest in shares of income trusts, including Canadian royalty trusts. An income trust is an investment trust which holds income producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust generally pays no Canadian tax on earnings distributed directly to its security holders and, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

D. Foreign Investments

The Funds may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Funds' assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Funds invest in emerging markets, which generally carry more risk than investments in developed foreign markets, an investment in the Funds may have the following additional risks:

Information about the companies in these countries is not always readily available;

Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

Emerging markets may impose restrictions on a Fund's ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund;

Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of a Fund's investments; and

Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Funds. As a result, an investment in the Funds may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Forward Contracts and Forward Foreign Currency Exchange Contracts. The Funds may enter into forward contracts and forward foreign currency exchange contracts ("forward currency contracts"). Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers and they are not considered to be commodity interests for purposes of CFTC Regulation 4.5, discussed below.

The Funds may use forward foreign currency contracts for a variety of reasons. For example, the Funds may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that they hold or intend to acquire. The Funds may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency. The Funds may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which Chou believes will have a positive correlation to the values of the currency being hedged. For example, if a Fund owned securities denominated in a foreign currency that Chou believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Funds' exposures to foreign currency exchange rate fluctuations.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The cost to the Funds of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Secondary markets generally do not exist for forward currency contracts. Thus, forward currency contracts usually are entered into on a principal basis, and as a result, no fees or commissions are involved.

Due to the principal nature of forward foreign currency transactions, when the Funds enter into a forward currency contract, they rely on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. The Funds bear the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Funds may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Failure by the counterparty to perform should be expected to result in the loss of any expected benefit of the transaction. Under such circumstances, the Funds would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities; except sellers or purchasers of forward currency contracts, including the Funds, may enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling an instrument identical to the instrument at issue.

E. Derivatives

Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives," such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

The Funds may invest in one or more types of derivatives, including options, futures, forwards swaps, warrants, structured products, interest rate caps, floors, collars, reverse collars, and other derivative instruments. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, non-deliverable forward contracts and swap agreements (generally, "commodity interests").

Historically, advisers of registered investment companies trading commodity interests, including the Funds, have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the Commodity Futures Trading Commission ("CFTC") amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, the Funds' commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of a Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Funds must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

The Funds expect to comply with one of the two alternative limitations described above and accordingly the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Complying with the limitations may restrict Chou's ability to use derivatives as part of the Funds' investment strategies. Although Chou expects to be able to execute the Funds' strategies within the limitations, Fund performance could be adversely affected.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. A clearinghouse backs the obligations in respect of all of the contracts traded over a particular exchange. The failure of the clearinghouse could adversely affect all investors that are trading over that exchange at the time of such failure and, as a result, could expose the Fund to losses.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to closeout than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.

Regulations enacted by the CFTC under the Dodd-Frank Act may require the Fund to clear certain derivative contracts through a clearinghouse or central counterparty (a "CCP"). To clear a derivative through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant ("FCM") that is a clearinghouse member. The Fund may enter into the swap with a financial institution other than the FCM (the "Executing Dealer") and arrange for the contract to be transferred to the FCM for clearing. It may also enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations may also require that the derivative be entered into over a market facility that is known as a "swap execution facility" or "SEF". Also, in the future, the CFTC's regulations may require that certain electronically-traded contracts be entered into over SEFs, even if those contracts are not subject to mandatory central clearing. The CCP, SEF, FCM and Executing Dealer are all subject to regulatory oversight by the CFTC. Similar regulatory requirements will apply to contracts that are subject to the jurisdiction of the Securities and Exchange Commission ("SEC"), although the SEC has not yet finalized its regulations.

OTC contracts expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP. The failure of a CCP could adversely affect all investors that are trading contracts cleared by that CCP at the time of such failure and, as a result, could expose the Fund to losses.

Derivatives are subject to asset segregation requirement and therefore to the policies and risks described below under "Senior Securities and Segregated Assets."

1. Currency Futures Contracts and Related Options; Foreign Currency Transactions Each Fund may purchase or write (sell) currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally.

Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

The Fund may also invest in forward contracts and other foreign currency exchange transactions (together with currency futures and related options, "FX transactions"). FX transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. FX transactions involve a risk of loss if Chou is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of FX transactions amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Funds to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Funds are obligated to deliver under the FX transaction and the decision is made to sell the security and make delivery of the foreign currency. The use of FX transactions as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. Although FX transactions can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Funds.

2. Options and Futures. The Funds may purchase or write put and call options, futures and options on futures to: (1) enhance a Fund's performance including by obtaining leverage; or (2) to hedge against a decline in the value of securities it owns or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Funds may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Funds are generally traded on an exchange or over-the-counter. The Funds may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Funds may invest and on commodities. The Funds also may purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Funds will be financially exposed to another party due to their investments in options or futures, the Funds may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Funds will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside on their books and records cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at equal to the Fund's commitment under these transactions less any proceeds or margin on deposits.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is an agreement where one party agrees to accept, and another party agrees to make delivery of cash or underlying securities commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. Future contracts are traded over an exchange through a member of that exchange.

Curve Steepener Trades. A curve steepener trade is an investment strategy that uses derivatives to benefit from increases in the yield curve between two Treasury bonds of different maturities. This investment strategy can be effective when the price of the longer-term Treasury bond falls, causing its yield to increase. The greater the yield difference between the two Treasury bonds, the more profitable the investment strategy becomes. On the other hand, however, if the yield difference between the two Treasury bonds becomes smaller, the investment strategy will result in losses.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for the Funds.

Risks of Hedging Strategies. The Funds may engage in hedging activities. In connection with hedging strategies, Chou may cause the Funds to utilize a variety of financial instruments, including index futures contracts and options on futures contracts. Hedging generally is used to mitigate the risk of particular price movements in one or more securities that the Fund owns or intends to acquire. Hedging instruments on stock indices generally are used to hedge against price movements in broad equity market sectors in which the Funds have invested or expect to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Further, hedging with an index that does not one hundred percent mirror a portfolio introduces the risk of losing money on the hedge as well as on the underlying position. A hedging position taken at the wrong time could have an adverse impact on a Fund's performance. The Funds' ability to use hedging instruments may be limited by tax considerations. The use of hedging instruments is subject to regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities.

Swaps. The Funds may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, constant maturity swaps, total return swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal.

Currency swaps involve the exchange of cash flows on a notional amount of based on changes in the value of referenced currencies. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Constant maturity swaps are a variation of the regular interest rate swap. In a constant maturity swap, the floating interest rate is reset periodically according to the fixed maturity market rate of a product with a duration extending beyond that of the swap's reset period. Constant maturity swaps are exposed to changes in long-term interest rate movements.

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. In a total return swap, the purchaser will receive the price appreciation of an index, a portion of an index, or a single asset in exchange for paying an agreed-upon fee. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Funds may lose money.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Chou is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Funds' risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Funds will enter into an equity swap contract only on a net basis, i.e., the two parties' obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Chou may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Funds' chosen counterparty may provide the Funds with favorable margin and collateral arrangements, but the Funds will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Funds will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Funds will succeed in pursuing contractual remedies. The Funds thus assume the risk that they may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk may, under certain circumstances, be limited to the net unrealized gain, if any, on the swap, not the entire notional amount; although, lossed and recoveries (if any) can vary in the event of a such a default. Chou will closely monitor, subject to the oversight of the Board of Trustees of the Trust (the "Board"), the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Credit Default Swaps. The Funds may invest in credit default swaps ("CDS"). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Funds could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

F. Leverage Transactions

The Funds' use of derivatives may create leverage. The Funds also may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Funds through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Funds use these investment techniques only when Chou believes that the leveraging and the returns available to the Funds from investing the cash will provide investors with a potentially higher return.

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Funds to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Funds are able to realize a net return on their investment portfolios that are higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Funds than if the Funds were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Funds' investment portfolios, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Funds' use of leverage would result in a lower rate of return than if the Funds were not leveraged. In an extreme case, if the Funds' current investment incomes were not sufficient to meet the interest expense of leveraging, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

Borrowing. The Funds may borrow money from a bank in amounts up to 33⅓% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Additionally, the Funds may borrow money from any person for temporary purposes in an amount up to 5% of total assets. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Funds sell securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of a Fund's assets in reverse repurchase agreements will increase the volatility of that Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Short Sales. To sell short, a Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will realize a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will realize a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

Securities Lending and Repurchase Agreements. The Funds may lend portfolio securities in an amount up to 33⅓% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds may pay fees to arrange for securities loans.

The Funds may enter into repurchase agreements that are transactions in which the Funds purchase a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Funds enter into a repurchase agreement, they will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Funds' loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the fund and creates leverage in the Fund's portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

During the term of the transaction, the Funds will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds' overall investment exposure. In addition, if the Funds' return on investments of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that they are obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Funds' return.

When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds' exercising their rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Funds may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers' strategy and result in lower fund returns. At the time a Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund's obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund's liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Dollar Roll Transactions. Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, however, the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

G. Illiquid and Restricted Securities

The Funds may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) over-the-counter options; (3) marketable securities that cannot be disposed of within seven days at their then-current value; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, including rules and regulations as promulgated thereunder (the "1933 Act") ("restricted securities").

Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Funds may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Funds may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Any security, including securities determined by Chou to be liquid, can become illiquid. Limitations on resale may have an adverse effect on the marketability of a security and the Funds also might have to register a restricted security in order to dispose of it, resulting in expense and delay. The Funds might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience a loss or have difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

Determination of Liquidity. The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to Chou, pursuant to guidelines approved by the Board. Chou determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. Chou takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, Chou may determine that the securities are not illiquid.

H. Investment Company Securities, Exchange Traded Funds ("ETFs"), Exchange Traded Notes ("ETNs") and Other Pooled Investment Vehicles

Open-End and Closed-End Investment Companies and ETFs. The Funds may invest in shares of open-end and closed-end investment companies, to the extent permitted by the 1940 Act. In addition, the Funds may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFS are investment companies, trusts, or partnerships whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS, NASDAQ 100 Index Tracking Stock ("QQQs") iShares® and VIPERs®. The Funds could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Funds, as a shareholder of another investment company, will bear their pro-rata portion of the other investment company's advisory fee and other expenses, in addition to their own expenses.

As a shareholder, a Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, Chou may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting that Fund's performance. To the extent that the Funds invest in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

ETNs. The Funds may invest in ETNs, which are structured debt securities. ETNs' liabilities are unsecured general obligations of the issuer. Most ETNs are designed to track a particular market segment or index. ETNs have expenses associated with their operation. When a Fund invests in an ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETN's expenses. The risks of owning an ETN generally reflect the risks of owning the underlying securities the ETN is designed to track, although lack of liquidity in an ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETN. The value of an ETN security also should be expected to fluctuate with the credit rating of the issuer.

Private Investment Companies. The Funds may also invest in the securities of private investment companies, including "hedge funds" and private equity funds. As with investments in other investment companies, if a Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board.

I. Temporary Defensive Position and Cash Investments

The Funds may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by Chou to be of comparable quality. The Funds also may invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Funds may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Funds may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Funds may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

J. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.

These events and possible market turbulence may have an adverse effect on the Funds.

INVESTMENT LIMITATIONS

The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. As defined by the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund's investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund may not:
1. Borrowing Money

Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. Concentration

Except for any Fund that is "concentrated" in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

3. Underwriting Activities

Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.

4. Making Loans

Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Purchases and Sales of Real Estate

Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6. Purchases and Sales of Commodities

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

7. Issuance of Senior Securities

Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Trustees and Officers of the Funds
The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including Chou America Management Inc., which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Chou's investment personnel and the Trust's Chief Compliance Officer. The Board also is assisted by the Trust's independent auditor (who reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Chou, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Trustees who are not interested persons of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Chou, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of Chou, and the Funds' Chief Compliance Officer ("CCO") regularly report to the Board on a range of matters, including those relating to risk management. In addition to regular reports from Chou, the Board also receives reports regarding other service providers to the Trust, either directly or through Chou or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Chou in connection with the Board's consideration of the renewal of the Trust's agreements with Chou and the Trust's distribution plan under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of Chou also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Trustees meet with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters. Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees") constitute at least two-thirds of the Board. Mr. Chou, the Chairman of the Board, is an "interested person" (as defined in the Investment Company Act) of the Funds. Based on the specific characteristics of the Funds, including their size and investment strategies, the Board has determined it appropriate that Mr. Chou fulfill the role of Chairman. Mr. Chou, who also serves as Chief Executive

Officer of Chou, is the most knowledgeable of the Trustees regarding the day-to-day operations of the Trust, and having him preside at Board meetings, results in efficient and focused meetings. Mr. Chou coordinates with the Independent Trustees to set the agenda for each meeting of the Board, and serves as a liaison with Independent Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Trustees are available to perform all such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established two standing committees: the Audit and Compliance Committee, the Qualified Legal Compliance Committee. For example, specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and committee structure, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the Funds that comprise the Trust.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone. During the fiscal year ended December 31, 2013, the Board met four times.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee is: c/o Atlantic Fund Services, Three Canal Plaza, Ground Floor, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lily Pinarello Born: 1953	Trustee	Since 2010	Retired since 1999.	2	0
David McLean Born: 1966	Trustee	Since 2010	Managing Director, McLean Asset Management, Ltd. since 1998; Managing Director, MAMGMT Fund Services Ltd. 2007-2010.	2	0

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Francis S.M. Chou Born: 1956	Trustee	Since 2010	Chief Executive Officer, Chou America Management Inc., since 2010; Chief Executive Officer, Chou Associates Management Inc., since 1986.	2	0

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Francis S.M. Chou: Mr. Chou has extensive experience in the investment management business including as chief executive officer of a Canadian investment adviser, as a sponsor and portfolio manager for Canadian investment funds and as an officer of a financial services holding company.

David McLean: Mr. McLean has extensive investment management experience in the investment management industry as managing director of a Canadian investment adviser and a service provider to Canadian investment funds, a trustee of a Canadian investment fund, a portfolio manager, an investment strategist for international financial institutions and as an officer and board member of a private school for children.

Lily Pinarello: Ms. Pinarello has accounting experience with a corporation and private businesses and as an officer and board member of a non-profit organization.

B. Trustees Ownership in the Funds and in Family of Investment Companies

The following table shows the amount of shares beneficially owned by each Trustee in each Fund as of December 31, 2013.

Trustees	Dollar Range of Beneficial Ownership as of December 31, 2013		Aggregate Dollar Range of Ownership as of December 31, 2013 , in all Registered Investment Companies Overseen by Trustee in the Trust
	Opportunity Fund	Income Fund
Independent Trustees
David McLean	None	None	None
Lily Pinarello	None	None	None
Interested Trustee
Francis S.M. Chou	Over $100,000	Over $100,000	Over $100,000

C. Ownership of the Adviser and Related Companies

As of December 31, 2013, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of Chou, Rafferty Capital Markets, LLC, the Funds' distributor (the "Distributor"), or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Chou or the distributor.

D. Information Concerning Trust Committees
1. Audit and Compliance Committee

The Trust's Audit and Compliance Committee, which meets when necessary, consists of the Independent Trustees, Mr. McLean and Ms. Pinarello. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust's independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into concerns relating to audit matters; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust's compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other questions regarding audit and compliance matters. During the fiscal year ended December 31, 2013, the Audit and Compliance Committee met four times.

2. Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Chou and McLean and Ms. Pinarello. The primary responsibly of the QLCC is to receive, review and take appropriate action with respect to any report ("Report") made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust. During the fiscal year ended December 31, 2013, the QLCC did not meet.

3. Valuation Committee

The Trust's Valuation Committee, which meets when necessary, consists of at least one trustee, the President, or the Treasurer, a representative of Atlantic in its capacity as the Fund Accountant ("Fund Accountant") and, if needed, a portfolio manager or a senior representative of Chou. Pursuant to the Trust's Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds' shares and the activities of the Fund Accountant and Chou in connection with the valuation of the Funds' portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and

carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended December 31, 2013, the Valuation Committee met 89 times.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $8,000 for service to the Trust. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. No officer of the Fund is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

The following table sets forth the fees paid to each Trustee by the Funds and the Trust for the fiscal year ending December 31, 2013.

Trustee	Compensation from Opportunity Fund	Compensation from Income Fund	Pension or Retirement Benefits	Total Compensation from the Trust
Independent Trustee
Lily Pinarello	$3,250	$3,250	$0	$6,500
David McLean	$3,250	$3,250	$0	$6,500
Interested Trustee
Francis S.M. Chou	$0	$0	$0	$0

F. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as set forth below. Each officer serves until his/her death, resignation or removal and replacement. The address of each Officer is c/o Atlantic Fund Services, Three Canal Plaza, Ground Floor, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Francis S.M. Chou Born: 1956	President and Principal Executive Officer	Since 2010	Chief Executive Officer, Chou America Management Inc., since 2010; Chief Executive Officer, Chou Associates Management Inc., since 1986.
Michael J. McKeen Born: 1971	Treasurer and Principal Financial Officer	Since 2010	Senior Vice President, Atlantic, since 2008.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2013	Fund Compliance Officer, Atlantic, since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
Megan Hadley Koehler Born: 1978	Secretary	Since 2010	Associate Counsel, Atlantic, Since 2008.
Zachary Tackett Born: 1988	Vice President, and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic, Since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2010	Manager, Atlantic since 2008.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic, since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic, since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

G. Investment Adviser
1. Services of Adviser

Chou serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, Chou, subject to the general oversight of the Board, provides a continuous investment program for each Fund and determines the securities and other investments that will be purchased, retained, sold or loaned by the Funds. Chou may pay fees to certain brokers/dealers to have a Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.

2. Ownership of the Adviser

Francis S.M. Chou controls Chou through equity interests.

3. Information Regarding Portfolio Manager

Other Accounts Under Management

The following table provides information regarding other accounts managed by the portfolio manager as of December 31, 2013.

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Francis S.M. Chou	None	5 accounts $ 708.5 million	None	None	None	None

Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, the portfolio manager may experience the following potential conflicts when managing multiple Funds and/or other accounts:

The management of multiple accounts may result in the portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts also are made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Chou may seek to manage such competing interests by: (1) having the portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. Chou also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Funds may abuse their fiduciary duties to the Funds.

If the portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Chou has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, Chou determines which broker to use to execute each order. Chou may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Funds. To deal with these situations, Chou has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where Chou has an incentive, such as a performance-based management fee, which relates to the management of one, but not all, accounts for which the portfolio manager has day-to-day management responsibilities.

Portfolio Manager Ownership in the Fund

Francis S.M. Chou is each Fund's portfolio manager and is responsible for the day-to-day management of the Funds. As of December 31, 2013, Chou has provided the following portfolio manager compensation and ownership information.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2013
	Opportunity Fund	Income Fund
Francis S.M. Chou	Over $1,000,000	Over $1,000,000

Compensation

The following compensation information has been provided by Chou:

Portfolio Manager	Compensation
Francis S.M. Chou	As the sole owner of Chou, the portfolio manager will receive any cash profits after all of Chou's operating expenses are paid. Compensation is not based on the investment performance or assets of the Funds or other advisory accounts.

4. Fees

Pursuant to the Advisory Agreement, Chou receives an advisory fee from each Fund at an annual rate equal to 1.00% of each Fund's average daily net assets. Chou has agreed to cap its advisory fee and/or reimburse certain expenses of the Opportunity Fund and Income Fund to the extent that each Fund's annual operating expenses exceed 1.50%, of each Fund's average daily net assets through May 1, 2015 (the "Expense Cap"). The Expense Cap excludes other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation. The Expense Cap may be changed only with the approval of the Board.

The advisory fee, if not waived, is accrued daily by the Funds and is assessed based on average daily net assets for the previous month. The advisory fee is paid monthly based on average daily net assets for the prior month.

In addition to receiving its advisory fee from the Funds, Chou may also act and be compensated as investment manager for its clients with respect to assets they invested in the Funds. If you have a separately managed account with Chou with assets invested in the Funds, Chou will credit an amount equal to all or a portion of the fees received by Chou against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Funds to Chou, the amount of fees waived by Chou, and the actual fees received by Chou. The data presented is for the last three fiscal years.

5. Other Provisions of Advisory Agreement

Chou is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of a Fund's shareholders or by a majority vote of the Board, or by Chou on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment. Under the Advisory Agreement, Chou is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from the willful misfeasance, bad faith or gross negligence on Chou's part in the performance of its duties, or from reckless disregard by Chou of its obligations and duties under the Advisory Agreement.

H. Distributor
1. Distribution Services

Rafferty Capital Markets, LLC serves as the Funds' distributor ("Distributor"). The Distributor (also known as principal underwriter) of the shares of the Funds is located at 1010 Franklin Avenue, Garden City, New York 11530. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.

Under a Distribution Agreement with the Trust dated June 30, 2011, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Funds. With respect to certain Financial Institutions and related Fund "supermarket" platform arrangements, the Funds and/or Chou, rather than the Distributor, typically enter into such agreements (see also "Purchases through Financial institutions"). These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Funds through Financial Institutions should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

2. Distribution Plan

The Trust has adopted a Rule 12b-1 plan (the "Rule 12b-1 plan") under which the Funds are authorized to pay to the Distributor or any other entity approved by the Board (collectively, "payees") an annual fee of up to 0.25% of average daily net assets of the Funds as compensation for the distribution-related and/or shareholder services provided by such entities. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The Board currently has not authorized the Funds to pay a Rule 12b-1 fee under the Rule 12b-1 plan.

The Rule 12b-1 plan provides that payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities intended to result in or that relate to the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Funds. Expenses for such activities include salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Chou or others in connection with the offering of Fund shares for sale to the public.

The Rule 12b-1 plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Rule 12b-1 plan obligates the Funds to compensate the Distributor for services and not to reimburse it for expenses incurred.

Prior to May 1, 2011, the Board had authorized payments under the Rule 12b-1 Plan of 0.25% of the average daily net assets of each Fund. There were no payments made by the Funds under the Plan were used as set forth below during the fiscal year ended December 31, 2013.

The Rule 12b-1 plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Rule 12b-1 plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder services pursuant to the plan without approval by shareholders of the Funds' shares and that other material amendments of the Rule 12b-1 plan must be approved by the Independent Trustees. The Rule 12b-1 plan may be terminated with respect to the Funds' shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of a Fund.

Table 2 in Appendix B shows the dollar amount of fees paid to the Distributor and Broker-Dealers by the Fund pursuant to the Rule 12b-1 Plan, the amount of fee that was waived by the Distributor and Broker-Dealers, if any, and the actual fees retained by the Distributor and Broker-Dealers. The data presented is for the last three fiscal years.

I. Other Fund Service Providers
1. Administrator, Accountant, Transfer Agent and Compliance Services

Atlantic and its subsidiaries provide administration and fund accounting, transfer agency and compliance services to the Funds. Pursuant to the Combined Services Agreement (the "Services Agreement"), each Fund pays Atlantic a bundled fee for administration, fund accounting, and transfer agency services. Each Fund also pays Atlantic certain surcharges and shareholder account fees. The fees are accrued daily by the Funds and are paid monthly based on the average net assets, transactions and positions for the previous month. Atlantic also receives compliance services fees annually for providing a Principal Financial Officer ("PFO"), a Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer to the Funds, as well as certain additional compliance support functions, under the Services Agreement.

As Administrator, Atlantic administers the Funds' operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including their custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder services and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Funds' tax returns, financial statements and related reports to the Funds' shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting Chou in monitoring the Funds' holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of the Funds.

The Services Agreement continues in effect until terminated. The Services Agreement is terminable with or without cause and without penalty by the Trust or the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds' shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. Under the Services Agreement, Atlantic and certain related parties (such as Atlantic's officers and persons who control Atlantic) are indemnified by the Funds against any and all claims and expenses related to the Atlantic's actions or omissions that are consistent with Atlantic's contractual standard of care. Under the Services Agreement, in calculating each Fund's NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 0.1% of the actual NAV after recalculation. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5 % or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as transfer agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the SEC. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Table 3 in Appendix B shows the dollar amount of the administration fees accrued by the Funds to Atlantic under the Services Agreement, the amount of administration fees waived by Atlantic, and the actual administration fees received by Atlantic. The data presented is for the last three fiscal years.

2. Custodian

Union Bank, N.A. is the Custodian for the Funds and safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

3. Legal Counsel

Reed Smith LLP, 225 Fifth Avenue, Pittsburgh, PA 15222-2716, serves as legal counsel to the Trust.

4. Independent Registered Public Accounting Firm

BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds and provides audit and tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Funds purchase or to whom the Funds sell is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Chou will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Chou may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 4 in Appendix B shows the aggregate brokerage commissions paid by the Funds as well as aggregate commissions paid to an affiliate of the Funds or Chou. The data presented is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

Chou places orders for the purchase and sale of securities with broker-dealers selected by, and at the discretion of, Chou. The Funds do not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by Chou in its best judgment and in a manner deemed to be in the best interest of the Funds rather than by any formula.

Chou seeks "best execution" for all portfolio transactions. This means that Chou seeks the most favorable price and execution available. The Funds may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Chou takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. Chou may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Chou could also give consideration to brokerage and research services furnished by brokers to Chou and could cause the Funds to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Chou's own internal research and investment strategy capabilities. This research may include reports that are common in the industry, such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research would be for economic research on specific companies or industries, and since Chou follows a limited number of securities, most of the commission dollars, if any, spent for industry and stock research would be used to service all of Chou's accounts and directly benefit Chou's clients and the Funds' investors, although a particular client may not benefit from all the research received on each occasion. Since most of Chou's brokerage commissions would be Chou's fees would not be reduced by reason of Chou's receipt of research services.

The Funds did not use any directed brokerage over the past fiscal year.

D. Counterparty Risk

Chou monitors the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E. Other Accounts of the Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by Chou or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, with required consents, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Chou's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Funds and other client accounts managed by Chou occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F. Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Funds were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Funds and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Funds invest, are excluded from the calculation of portfolio turnover rate.

G. Securities of Regular Broker-Dealers

From time to time, the Funds may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Funds' last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Funds during the Funds' last fiscal year; or (3) sold the largest amount of the Funds' shares during the Funds' last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year ended December 31, 2013.

H. Portfolio Holdings

Portfolio holdings as of the end of the Funds' annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Funds' latest semi-annual report to shareholders or a copy of the Funds' latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds' latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, Chou makes publicly available, on a quarterly basis, information regarding the Funds' top ten holdings. This information is made available through the Funds' or Chou's website. This information is released no earlier than 45 days after the quarter end.

The Funds' nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds' operations that the Funds have retained them to perform. Chou, as the Adviser to the Funds has regular and continuous access to the Funds' portfolio holdings. In addition, the Funds' Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds' portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of such Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

No compensation is received by the Funds, nor, to the Funds' knowledge, paid to its Chou or any other party in connection with the disclosure of the Funds' portfolio holdings. The codes of ethics of the Trust, Chou, and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds' portfolio holdings. In addition, the Funds' service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Funds' portfolio holdings disclosure policy is subject to review by the Trust's CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Funds' portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Funds accept orders for the purchase or redemption of Fund shares on any weekday except days when the New York Stock Exchange ("NYSE") is closed, but under unusual circumstances, may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Funds may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Funds' availability.

B. Additional Purchase Information

Shares of the Funds are sold on a continuous basis by the Distributor.

The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Chou's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Funds will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through an automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV. The Funds may redeem shares involuntarily to: (1) reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Funds' shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of their securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Funds.

2. Redemption In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Chou, the Funds may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Funds may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

3. NAV Determination

In determining the NAV of a class of the Funds, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4. Distributions

Distributions of net investment income will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to U.S. Federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Funds and their shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Funds or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Internal Revenue Code of 1986, as amended, and includes the rules and regulations thereunder, IRS interpretations, or similar authority upon which a Fund may rely (the "Code") in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

Each Fund intends, for each taxable year, to qualify for treatment as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year end of the Funds is December 31 (the same as the Funds' fiscal year end).

1. Meaning of Qualification

As a regulated investment company, each Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gains over net long-term capital losses and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To continue to qualify for that treatment, the Funds must satisfy the following requirements:

•Each Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Funds after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement).

•Each Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies ("Gross Income Requirement") and (2) net income from an interest in a qualified publicly traded partnership ("QPTP").

•Each Fund must satisfy the following asset diversification test at the close of each quarter of a taxable year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Funds have not invested more than 5% of the value of total assets in securities of a single issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of the Funds' total assets may be invested in (a) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs.

2. Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Funds' income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Funds anticipate distributing substantially all of their investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Funds' distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (20% for individuals with taxable income exceeding $400,000, or $450,000 if married filing jointly). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Funds' distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Funds' distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Funds anticipate distributing substantially all of its net capital gain for each taxable year. These distributions generally are made only once a year, usually in December, but the Funds may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction, or as qualified dividend income.

The Funds may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short- or long-term). Starting with the Funds' taxable year ending December 31, 2011, capital loss carryforwards will not expire and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years. All capital loss carryovers are listed in the Funds' financial statements. Any such loss may not be carried back.

Distributions by the Funds that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by the Funds will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Funds (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Funds. A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Funds into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Funds and received by you on December 31 of that year if the distribution is paid by the Funds in January of the following year.

The Funds in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Beginning in 2013, an individual is required to pay a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the redemption of Fund shares), or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

C. Certain Tax Rules Applicable to the Funds' Transactions

The Funds may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Funds at a price less than their issue price plus the portion of OID previously accrued thereon), the Funds may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the distribution requirement and avoid imposition of the 4% non-deductible excise tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

For federal income tax purposes, when put and call options purchased by the Funds expire unexercised, the premiums paid by the Funds give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Funds expire unexercised, the premiums received by the Funds give rise to short-term capital gains at the time of expiration. When the Funds exercise a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Funds. When the Funds exercise a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Funds is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Funds at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Funds on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Funds can elect to exempt their Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Funds in conjunction with any other position held by the Funds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the amount, character and timing of the Funds' gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Funds have unrealized gains with respect to the other position in such straddle; (2) the Funds' holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Funds if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses increase or decrease the amount of the Funds' investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds' net capital gain.

If the Funds own shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Funds do not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by a Fund to its shareholders. The Funds may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Funds as a result of their ownership of shares in a PFIC will not give rise to any deduction or credit to the Funds or to any shareholder. A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Funds could elect to "mark-to market" stock in a PFIC. Under such an election, the Funds would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Funds' adjusted basis in the PFIC stock. The Funds would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Funds for prior taxable years. The Funds' adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Funds, would be treated as ordinary loss. The Funds generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Funds purchase shares in a PFIC and do not elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Funds may be required to include in their income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Funds. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98% of its ordinary taxable income for the calendar year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Funds so elect) of the calendar year. The balance of the Funds' income must be distributed during the next calendar year. The Funds will be treated as having distributed any amount on which they are subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Funds (1) reduce their capital gain net income (but not below their net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Funds will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Funds intend to make sufficient distributions of their ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting dividends) within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Funds will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Funds that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G. Foreign Shareholders

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the tax implications of income received from the Funds will depend on whether the income from the Funds is "effectively connected" with your U.S. trade or business.

If the income from a Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder, except as described below, will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally will be exempt from U.S. federal income tax on gain realized on the sale of shares of the Funds and on Fund dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends. "Interest related dividends" are dividends that are attributable to certain original issue discount, interest on obligations in registered form (with certain exceptions), and interest in deposits derived from U.S. sources and any interest-related dividend from another regulated investment company. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain realized by a Fund, computed with certain adjustments. The withholding exemption for short-term capital gain dividends and interest-related dividends, however, generally applies only with respect to taxable years of a Fund beginning before January 1, 2014, unless legislation is enacted extending this exemption. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Funds is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Funds will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Funds may be required to withhold federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Funds with proper notification of their foreign status.

Under legislation known as "FATCA" (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of the ordinary dividends it pays after December 31, 2013, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions ("FFIs"), such as foreign investment funds, and non-financial foreign entities ("NFFEs"). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Service in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Funds can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Funds.

H. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Funds.

I. Foreign Income Tax

Investment income received by the Funds from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that may entitle the Funds to receive a reduced rate of such taxes or exemptions from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to their shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Funds will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Funds.

OTHER MATTERS

A. The Funds and Their Shareholders
1. General Information

Chou America Mutual Funds was organized as a statutory trust under the laws of the State of Delaware on March 1, 2010, as "Chou U.S. Mutual Funds." The Trust's name was changed to Chou America Mutual Funds on May 14, 2010. On March 1, 2012, the Chou Equity Opportunity Fund's name was changed to Chou Opportunity Fund and the Income Opportunity Fund's name was changed to Chou Income Fund. The Trust is registered as an open-end, management investment company under the 1940 Act. The Funds have an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Funds.

The Funds will continue indefinitely until terminated.

2. Shareholder Voting and Other Rights

Each share of the Funds has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Delaware law does not require the Funds to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Funds.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder is entitled to a pro rata share of all distributions arising from the Funds' assets and, upon redeeming shares, will receive the portion of the Funds' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Funds' shares may, as set forth in the Trust Instrument, call meetings of the Funds for any purpose related to the Funds, including, in the case of a meeting of the Funds, the purpose of voting on removal of one or more Trustees.

3. Termination or Reorganization of Funds

The Trustees, may, without prior shareholder approval, change the form of organization of the Funds by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company.

Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Funds to another trust, partnership, association or corporation or cause the Funds to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Funds' registration statement.

4. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of April 3, 2014, the Trustees and officers of the Trust in the aggregate owned 21.49% of the outstanding shares of beneficial interest of the Opportunity Fund.

As of April 3, 2014, the Trustees and officers of the Trust in the aggregate owned 73.17% of the outstanding shares of beneficial interest of the Income Fund.

As of April 3, 2014, certain shareholders of record owned 5% or more of the Funds' shares. Shareholders known by the Funds to own beneficially or of record 5% or more of the Funds' shares are listed in Table 6 in Appendix B.

As of April 3, 2014, Chou Associates Management Inc., which is solely owned and controlled by Francis S.M. Chou, held 73.17% of the shares of the Income Fund. Mr. Chou's address is the same as that of the Chou Associates Management Inc. Mr. Chou, by virtue of his controlling interest in the Chou Associates Management Inc., is presumed to control its entire holdings. Accordingly, Mr. Chou may be able to require the Income Fund to hold a shareholder meeting and may be able to greatly affect, if not determine, the outcome of a shareholder vote.

B. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that the shareholders of the Funds are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The Trust believes that the securities regulators of some states have, in the past, indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

C. Proxy Voting Procedures

A copy of the Trust and Chou's proxy voting procedures are included in Appendix C and D, respectively, to this SAI. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available without charge, upon request, by contacting the Transfer Agent at (877) 682-6352 (toll-free) and (2) on the SEC's website at www.sec.gov.

D. Code of Ethics

The Trust, Chou and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Chou and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

E. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. Financial Statements

The Funds' Financial Statements and Financial Highlights for the fiscal year ended December 31, 2013, are incorporated by reference into this SAI from the Funds' Annual Report to shareholders. The Financial Statements and Financial Highlights for the fiscal year ended December 31, 2013, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Short-Term Credit Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
Opportunity Fund
December 31, 2013	$601,540	$13,334	$588,206
December 31, 2012	$487,112	$32,384	$454,728
December 31, 2011	$274,572	$110,128	$164,444
Income Fund
December 31, 2013	$75,691	$75,691	$0
December 31, 2012	$56,891	$56,891	$0
December 31, 2011	$51,731	$51,731	$0

Table 2 - Distribution Fees

The following table shows the dollar amount of the fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data is for the last three fiscal years.

Year Ended	Plan Fees Accrued	Plan Fees Waived	Plan Fees Retained
Opportunity Fund
December 31, 2013	$0	$0	$0
December 31, 2012	$0	$0	$0
December 31, 2011	$7,295	$0	$7,295
Income Fund
December 31, 2013	$0	$0	$0
December 31, 2012	$0	$0	$0
December 31, 2011	$3,798	$0	$3,798

Table 3 - Administration Fees

The following tables show the dollar amount of fees accrued with respect to each Fund, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic. The data is for the last three fiscal years.

For the fiscal years ended December 31, 2011 and December 31, 2012, Accounting Fees and Compliance Fees were included as separate tables within the appendix. Those amounts are now combined with the Administration Fees for those periods in the tables list below.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Opportunity Fund
December 31, 2013	$152,956	$0	$152,956

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
December 31, 2012	$136,818	$0	$136,818
December 31, 2011	$97,903	$0	$97,903

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Income Fund
December 31, 2013	$56,891	$0	$56,891
December 31, 2012	$56,845	$0	$56,845
December 31, 2011	$57,880	$0	$57,880

Table 4 - Commissions

The following tables show the aggregate brokerage commissions of each Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Opportunity Fund
December 31, 2013	$129,823	$0	0%	0%
December 31, 2012	$81,544	$0	0%	0%
December 31, 2011	$112,148	$0	0%	0%
Income Fund
December 31, 2013	$579	$0	0%	0%
December 31, 2012	$1,000	$0	0%	0%
December 31, 2011	$4	$0	0%	0%

Table 5 - Securities of Regular Brokers or Dealers

The following tables list each Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent fiscal year ended December 31, 2013.

Opportunity Fund
Regular Broker or Dealer	Value of Securities Held
JP Morgan Securities LLC	$2,908,500

Income Fund
Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 6 - Control Persons and 5% Shareholders

The following tables list as of April 3, 2014: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to control the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Opportunity Fund
Name and Address	% of Fund
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	88.17
CHOU ASSOCIATES MANAGEMENT INC FRANCIS CHOU 110 SHEPPARD AVE SUITE 301 BOX 18 TORONTO, ON 033 M2N6Y	8.27

Income Fund
Name and Address	% of Fund
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	94.32

APPENDIX C - TRUST PROXY VOTING PROCEDURES

CHOU AMERICA MUTUAL FUNDS
PROXY VOTING POLICIES AND PROCEDURES

Chou America Mutual Funds (the "Trust") has adopted the following policies and procedures to determine how to vote proxies relating to portfolio securities held by each series of the Trust (each, a "Fund").

I. Delegation. The Board of Trustees of the Trust ("Board of Trustees," or "Board") has delegated to Chou America Management Inc., the Trust's investment adviser ("Chou America"), the responsibility for voting proxies relating to portfolio securities held by a Fund as a part of the investment advisory services provided by Chou America to the Trust. All such proxy voting responsibilities shall be subject to the Board's continuing oversight. Notwithstanding this delegation of responsibilities for voting proxies, the Trust may revoke such delegation, in whole or in part, at any time.

II. Fiduciary Duty. Chou America is a fiduciary to each of the Funds and shall vote proxies in a manner consistent with the best interests of each such Fund and its shareholders. Every reasonable effort shall be made by Chou America to vote the Trust's proxies. However, Chou America shall not be required to vote a proxy if it is not practicable to do so, or if it determines that the potential costs involved with voting a proxy outweighs the potential benefits to a Fund or its shareholders.

III. Proxy Voting Services. Chou America may engage an independent proxy voting service to assist it in the voting of the Trust's proxies. Such a service would be responsible for coordinating with the Trust's custodian to ensure that all applicable proxy solicitation materials received by the custodian are processed in a timely fashion.

IV. Conflicts of Interest. The proxy voting guidelines of Chou America shall address the procedures it would follow with respect to conflicts of interest.

V. Annual Filing. The Trust shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. Reports. Chou America or the Trust's Administrator shall report annually to the Board of Trustees with respect to the filing of Form N-PX with the Securities and Exchange Commission.

VII. Role of the Board of Trustees. The Board of Trustees shall oversee Chou America's proxy voting processes and periodically review the Trust's and Chou America's proxy voting policies and procedures. Chou America shall notify the Board promptly of any material changes to Chou America's proxy voting policies and procedures.

Adopted: July 1, 2010

C-1

APPENDIX D - ADVISER PROXY VOTING PROCEDURES

CHOU AMERICA MANAGEMENT INC.
PROXY VOTING POLICIES AND PROCEDURES

Chou America Management Inc. ("CAM") has established policies and procedures with respect to the voting of proxies on behalf of the accounts and investment companies over which CAM has discretionary voting authority.

The overriding objective of CAM's proxy voting activities is to enhance shareholder value on a long-term basis. As a result, CAM's proxy voting guidelines have been developed in a manner which we believe is consistent with this goal. However, it is important to note that this document contains guidelines only, and not rigid, inflexible, voting directives. CAM will evaluate each voting matter on a case-by-case basis and may vote in a manner contrary to the guidelines if CAM feels that this would ultimately enhance long-term shareholder value.

Guidelines pertaining to Routine Matters:

CAM will generally cause the Chou Opportunity Fund and Chou Income Fund (together, the "Funds"), each a series of the Chou America Mutual Funds (the "Trust") to vote in favour of management proposals on routine matters such as the election of directors, appointment of auditors, indemnification of directors and receipt and approval of financial statements, provided it is in line with the other guidelines set forth in the Proxy Voting Guidelines.

Guidelines pertaining to Non-Routine Matters:

With respect to non-routine matters, such as take-over defense measures and changes in capital structure, CAM will examine proxies and recommendations for special proposals to assess the impact on the value of the securities, generally voting in favour of proposals that would enhance the investment value of the relevant security in the long term and against proposals that increase the risk level and reduce the investment value of the relevant security in the long term. Other issues, including those business issues specific to the issuer or those raised by shareholders of the issuer, are addressed on a case-by-case basis with a focus on the potential impact of the vote on shareholder value.

Guidelines pertaining to the Board of Directors:

Ideally, the board of directors will be comprised of a majority of unrelated experienced directors, where an unrelated director is independent of management and is free from any relationship or interest that conflicts with the director's ability to act in the best interests of shareholders. A board of directors should be large enough to allow for sufficient coverage of responsibilities, but should not be so large that meetings and discussions become cumbersome. All boards shall have an Audit committee headed and staffed by outside directors. CAM is generally opposed to cumulative voting proposals, but acknowledge that it may be a useful tool if a board is unresponsive to shareholders. A staggered board is one in which some directors are elected to terms greater than one year. CAM's preference is for all directors to stand for election on an annual basis. While attendance is only one factor in evaluating a director's effectiveness, we view absences without extenuating circumstances negatively. CAM believes that directors should be provided insurance against liability claims, so long as their actions were taken honestly and in good faith with a view to the best interests of the company. CAM will generally support the auditor recommended by the Audit Committee, but will review proposed changes in auditors on a case-by-case basis.

Guidelines pertaining to Executive and Director Compensation:

CAM considers individuals within a management team as integral to the execution of the company's strategy. As a result, attracting and retaining qualified individuals through competitive compensation is necessary. Competitive compensation is considered in the context of what other leading companies in the same industries are paying to attract and retain their managers. Compensation should be tied to measurable performance and motivate managers to reach longer-term targets, rather than used as a reward for past performance. Furthermore, compensation should be tied to shareholder value so that the interests of both shareholders and managers are aligned.

CAM is are not opposed to stock options as a form of compensation, but we are critical of compensation packages that have excessive granting of options, that cause substantial dilution of the existing shareholders, which have no, or very short, vesting periods, and/or have options priced below the current market price. CAM will not support the re-pricing or extension of previously issued options held by senior management. CAM prefers to see stock options distributed to key contributors to corporate prosperity, but generally do not support plans that are excessively concentrated in the hands of a single individual. CAM supports companies that encourage their Executives to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders. Compensation measures such as 'golden parachutes' and corporate loans to individual managers are often justified by companies as ways of attracting and retaining quality managers, however, these compensation items are often abused and we are opposed to compensation measures that are excessive and outside of competitive industry practices.

With respect to director compensation, appropriate board members provide valuable experience and strategic support to the company, and competitive compensation is necessary to attract and retain these individuals. Compensation should be aligned with the interests of shareholders and managers. CAM supports companies that encourage their board members to buy and hold a meaningful number of shares in the company so that they have the same financial interest as other shareholders.

Guidelines pertaining to Takeover Protection:

Takeover protection measures are created to guard against takeover bids that do not represent a fair value for the company's assets. The main purpose of a shareholder rights plan is to ensure equal treatment for all shareholders and to provide a Board sufficient time to consider alternatives. CAM generally will not support plans that are anti-takeover in nature and serve to entrench the power of incumbent management and Boards. However, CAM will generally support takeover protection measures that protect the rights and interests of all shareholders and seek to maximize shareholder value.

Guidelines pertaining to Shareholder Rights:

A multiple-voting class structure refers to unequal voting rights between classes of shares. This potentially allows minority shareholders with multiple voting rights to impose their interests over those of all other shareholders. Therefore, we generally will not support the creation or extension of multiple-voting structures. CAM will support the replacement of multiple-voting structure with one vote per share, given the cost of such change is modest and is in the best interest of non-controlling shareholders.

While supermajority requirements are appropriate in some circumstances, it can be subject to abuse and act as an anti-takeover mechanism. While a two-thirds supermajority (66.7%) is most common and is considered reasonable, we will review supermajority proposals requiring more than a two-thirds majority on a case-by-case basis.

CAM acknowledges that a Board may need the flexibility to issue shares to meet changing financial conditions, such as stock splits, restructurings, acquisitions, stock option plans, or takeover defenses. We will review proposals on a case-by-case basis to determine if the amount requested is necessary for sound business reasons.

"Blank-cheque" preferred shares usually carry a preference in dividends, rank ahead of common shares upon liquidation, and give a Board broad discretion (a "blank cheque") to establish voting, dividend, conversion and other rights in respect to these shares. Once those shares have been authorized, shareholders have no further power to determine how or when they will be allocated. Due to the potential for abuse, we generally will not support the authorization of, or an increase in, "blank-cheque" preferred shares.

Linked proposals are resolutions that link two issues together. It may be used to pass proposals that would not be approved if they were proposed individually. We generally will not support linked proposals except in the case where each individual issue contained in the proposal is in the best interests of shareholders. Each issue within a linked proposal will be considered as being mutually exclusive of each other.

Shareholders should have the right to bring relevant proposals to the annual general meeting. These proposals should be included on the proxy ballot for consideration by all shareholders. Certain shareholder proposals put unreasonable constraints on management and a Board, which may hinder the company's ability to create long-term shareholder value. We will review shareholder proposals on a case-by-case basis.

Voting Procedures:

CAM is responsible for directing how proxies relating to any securities of a Fund are to be voted. CAM is required to follow the guidelines set forth in this Proxy Voting Guideline. The Board of Directors of CAM oversees the proxy voting process and reviews proxy voting results, policies and procedures on an annual basis to ensure that securities held by the Funds are voted in accordance with the Policies.

Conflicts of Interest:

CAM may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

CAM will use its best efforts to identify and resolve potential conflicts of interest. When CAM becomes aware of any vote that presents a conflict, the conflict will be reported to the Chief Compliance Officer and proxies will be voted in a manner consistent with the best interests of CAM's clients and shareholders of the Funds, without regard to any other business relationship that may exist. In cases where a conflict of interest arises between the interests of shareholders of the Funds and those of CAM or any affiliate or associate of the Funds, CAM will always vote in accordance with the best interests of the Funds.

CAM may determine that there is a conflict of interest as a result of:

Significant Business Relationships - CAM will consider whether the matter involves an issuer or proponent with which CAM has a significant business relationship. CAM has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that is reasonably likely to create an incentive for the Adviser to vote in favor of management.

Significant Personal or Family Relationships - CAM will consider whether the matter involves an issuer, proponent or individual with which an employee of the CAM has a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how the Adviser votes the proxy.

In the event that the Chief Compliance Officer determines that the CAM has a conflict of interest with respect to a proxy proposal, the Chief Compliance Officer shall also determine whether the conflict is "material" to that proposal. The Chief Compliance Officer may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. If the Chief Compliance Officer determines that a conflict is not material, then CAM may vote the proxy in a manner consistent with the best interests of CAM's clients and shareholders of the Funds.

In the event that the Chief Compliance Officer determines that CAM has a material conflict of interest with respect to a proxy proposal, CAM will vote on the proposal in accordance with the determination of the Chief Compliance Officer. Alternatively, prior to voting on the proposal, CAM may: (1) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); (2) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client, in the case of the Trust, the Trust's Chief Compliance Officer, and obtain the consent of the client or the Trust's Board of Trustees (the "Board") as to how CAM will vote on the proposal; or (3) otherwise obtain instructions from the client or the Board as to how the proxy should be voted. CAM may not address a material conflict of interest by abstaining from voting, unless the Chief Compliance Officer, the third party, the client, or the Trust's Chief Compliance Officer or the Board, as appropriate, has determined that abstaining from voting on the proposal is in the client's or the Trust's best interests or that the potential costs involved with voting the proxy outweigh the potential benefits to a client, a Fund or its shareholders.

The Chief Compliance Officer shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that CAM does not have a material conflict of interest in respect of a particular matter.

Books and Records Relating to Proxies

In connection with voting proxies and this Proxy Voting Policy, CAM shall maintain (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

•CAM's policies and procedures relating to voting proxies;

•A copy of each proxy statement that CAM receives regarding clients' securities, provided that CAM may rely on:

•a third party to make and retain, on CAM's behalf, pursuant to a written undertaking, a copy of proxy statements or by obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

•A record of each vote cast by CAM on behalf of clients, provided that CAM may rely on a third party to make and retain, on CAM's behalf, pursuant to a written undertaking, records of votes cast;

•Copies of any documents created by CAM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and A record of each written client request for proxy voting information and a copy of any written response by CAM to any written or oral client request for information on how CAM voted proxies on behalf of the requesting client.

Such books and records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an easily accessible location at an appropriate CAM office.

December 1, 2011

PART C   OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Trust Instrument of Registrant as amended on May 15, 2010 (Exhibit incorporated by reference as filed as Exhibit (a)(1) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
	(2)	Amendment to Certificate of Trust (Exhibit incorporated by reference as filed as Exhibit (a)(2) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
(b)		By-laws of Registrant as amended on May 15, 2010 (Exhibit incorporated by reference as filed as Exhibit (b) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
(c)		Shareholders' rights are contained in Articles IV, V VI, IX and X of the Registrant's Trust Instrument and Articles V, VI, VII, and VIII of the Registrant's By-laws.
(d)		Investment Advisory Agreement between Registrant and Chou America Management Inc. (Exhibit incorporated by reference as filed as Exhibit (d) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
(e)	(1)	Distribution Agreement between Registrant, Chou America Management Inc. and Rafferty Capital Markets, LLC (Exhibit incorporated by reference as filed as Exhibit (e) in post-effective amendment No. 3 via EDGAR on December 15, 2011, accession number 0000315774-11-000345).
	(2)	Form of Broker-Dealer Agreement between Rafferty Capital Markets, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 7 via EDGAR on April 29, 2013, accession number 0001435109-13-000174).
(f)		None.
(g)		Custodian Agreement between Registrant and Union Bank, N.A. dated June 17, 2010 and amended September 14, 2012 (Exhibit incorporated by reference as filed as Exhibit (g) in post-effective amendment No. 7 via EDGAR on April 29, 2013, accession number 0001435109-13-000174).
(h)	(1)	Combined Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 1 via EDGAR on May 2, 2011, accession number 0000315774-11-000096).
	(2)	Expense Limitation Agreement between Registrant and Chou America Management Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 7 via EDGAR on April 29, 2013, accession number 0001435109-13-000174).
(i)		Opinion and consent of Reed Smith LLP is filed herewith.
(j)		Consent of BBD LLP is filed herewith.
(k)		None.
(l)		Initial Capital Agreement (Exhibit incorporated by reference as filed as Exhibit (l) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
(m)		Rule 12b-1 Distribution Plan (Exhibit incorporated by reference as filed as Exhibit (m) in pre-effective amendment No. 1 via EDGAR on June 28, 2010, accession number 0000315774-10-000186).
(n)		Rule 18f-3 Multiple Class Plan. - None.
(p)	(1)	Code of Ethics for Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 9 via EDGAR on February 28, 2014, accession number 0001435109-14-000183).
	(2)	Code of Ethics for Chou America Management Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 9 via EDGAR on February 28, 2014, accession number 0001435109-14-000183).

Item 29.	Persons Controlled by or under Common Control with Registrant

Immediately prior to the contemplated public offering of the Registrant's shares, the following persons may be deemed individually to control the Funds or the Trust:

Chou America Management Inc. will be the sole shareholder immediately prior to the contemplated public offering of each Fund.

Item 30.                    Indemnification

Article IX of the Trust Instrument of the Registrant provides as follows:

           Section 1.                      LIMITATION OF LIABILITY.  All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2.                      INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

(ii)      as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)      in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:  (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.                      INDEMNIFICATION OF SHAREHOLDERS.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Article IX, Section 3 of the By-laws of the Registrant provides as follows:

           Section 3.                      Advance Payment of Indemnifiable Expenses.  Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Numbered Paragraph 8 of the Investment Advisory Agreement with Chou America Management Inc. provides that

8.           Limitation of Liability of the Adviser.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

Numbered Paragraph 11 of the Distribution Agreement with Rafferty Capital Markets LLC and Chou America Management Inc. provides that

(11)  Indemnification.

     a.     The Fund agrees to indemnify, defend, and hold RCM, its officers and directors, and any person who controls RCM within the meaning of Sections 15 of 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigation or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) that RCM its officers, directors, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any (i)alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, SAI or sales literature prepared by the Fund or its agent, (ii) alleged omission to state a material fact required to be stated in the either thereof or necessary to make the statements therein not misleading, or (iii) failure by the Fund to comply materially with the terms of the Agreement; provided, that in no event shall anything contained herein be so construed as to protect RCM against any liability to the Fund or its shareholders to which RCM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.  The Fund's obligation to indemnify RCM shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to RCM and furnished to the Fund or its counsel by RCM for the purpose of, and used in, the preparation thereof.

     b.     The Fund shall not be liable to RCM under this Agreement with respect to any claim made against RCM on any person indemnified unless RCM or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon RCM or such other person (or after RCM or the person shall have received notice of service on any designated agent.) However, failure to notify the Fund of any claim shall not relieve the Fund from any liability that it may have to RCM or any other person against whom such action is brought otherwise than on account of this Agreement.

     c.     The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this Agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, or if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of the Fund and the defendants, the Fund will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants.

     d.     RCM agrees to indemnify, defend, and hold the Fund, its officers and directors, and any person who controls the Fund within the meaning of Sections 15 of 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigation or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) that the Fund, its officers, directors, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any (i)alleged untrue statement of a material fact contained in the sales literature prepared by RCM, on behalf of the Fund, or based on information provided by RCM to the Fund; (ii) alleged omission to state a material fact required to be stated in the either thereof or necessary to make the statements therein not misleading, or (iii) failure by RCM to comply materially with the terms of the Agreement; provided, that in no event shall anything contained herein be so construed as to protect the Fund against any liability to the Fund or its shareholders to which the Fund would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.  RCM's obligation to indemnify RCM shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Fund and furnished to RCM or its counsel by the Fund for the purpose of, and used in, the preparation thereof.

     e.     RCM shall not be liable to the Fund under this Agreement with respect to any claim made against the Fund on any person indemnified unless the Fund or other such person shall have notified RCM in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or such other person (or after RCM or the person shall have received notice of service on any designated agent.) However, failure to notify RCM of any claim shall not relieve RCM from any liability that it may have to the Fund or any other person against whom such action is brought otherwise than on account of this Agreement.

     f.     RCM shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if RCM elects to assume the defense, the defense shall be conducted by counsel chosen by RCM and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that RCM elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If RCM does not elect to assume the defense of any suit, or if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of RCM and the defendants, RCM will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

Section 3 of the Combined Services Agreement with Atlantic Fund Administration LLC provides that

(a)           The Administrator shall be obligated to act in good faith and to exercise commercially reasonable care and diligence in the performance of its duties under this Agreement (the "Standard of Care").

(b)           The Administrator shall not be liable to the Trust, the Funds, any Fund shareholders or any other Person for any action or inaction of the Administrator relating to any event whatsoever including, without limitation, any error of judgment or mistake of Law or any loss incurred by the Trust or any Fund, in the absence of bad faith, willful misfeasance or negligence in the performance of the Administrator's duties or obligations under this Agreement or the Administrator's reckless disregard of its duties and obligations under this Agreement.  Without limiting the foregoing, the Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Administrator's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(c)           The Trust agrees to indemnify and hold harmless the Administrator, its employees, agents, subcontractors, directors, officers and managers and any Person who controls the Administrator within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, ("Administrator Indemnitees") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to a claim from a third party and arising directly out of (A) the Administrator's actions taken or failures to act with respect to a Fund or (B) incident to the delivery of the Services, except those actions or failures to act for which the Administrator Indemnitee could otherwise be liable under Section 3(a).

(d)           The Administrator agrees to indemnify and hold harmless the Trust and its respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to a claim from a third party and arising directly out of (A) the Administrator's actions taken or failures to act with respect to a Fund or (B) incident to the delivery of the Services, in either clause (A) or clause (B), solely for which the Administrator would be liable under Section 3(a).

(e)           An Administrator Indemnitee shall not be liable for any action taken or failure to act in good faith reliance upon:

(i)	the advice of the Funds or the Trust or of counsel, who may be counsel to the Trust or the Funds or counsel to the Administrator, and upon statements of accountants, brokers and other Persons reasonably believed in good faith by the Administrator to be expert in the matters upon which they are consulted;

(ii)	any oral instruction that it receives and that it reasonably believes in good faith was transmitted by the Person or Persons authorized by the Trust or the Funds to give such oral instruction. The Administrator shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction;

(iii)	any written instruction or certified copy of any resolution of the Board, and the Administrator may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by the Administrator to have been validly executed;

(iv)	any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed in good faith by the Administrator to be genuine and to have been signed or presented by the Trust or the Funds or other proper party or parties; or

(v)	any electronic instructions from the Trust or the Funds in conformity with security procedures established by the Administrator from time to time in order to (x) effect the transfer or movement of cash or shares or (y) transmit shareholder information or other information.

(f)           In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

(g)           Notwithstanding any other provision of this Agreement to the contrary, neither party to this Agreement shall be liable to the other party or any indemnitee for any indirect, special or consequential damages in relation to the subject matter of this Agreement or under any provision of this Agreement, even if advised of the possibility of the same.

(h)           Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be liable to the Trust or any shareholder of the Trust for (i) any loss to the Trust if a net asset value ("NAV") difference (as defined below, an "NAV Difference") for which the Administrator would otherwise be liable under this Agreement is less than or equal to 0.001 (1/10 of 1%) of the Recalculated NAV, as defined below, or (ii) any loss to a shareholder of the Trust if (x) the NAV Difference for which the Administrator would otherwise be liable under this Agreement is less than or equal to 0.005 (1/2 of 1%) of the Recalculated NAV or (y) the loss in the shareholder's account with the Trust is less than or equal to $25 or such other amount as may be set forth in the then-current Prospectus or statement of additional information for the affected Fund.  Any loss for which the Administrator is determined to be liable hereunder pursuant to Section 3(g)(i) shall be reduced by the amount of gain that inures to the affected Fund.  In addition, with respect to any loss for which the Administrator is determined to be liable hereunder pursuant to Section 3(g)(ii), the Administrator shall have the right to debit Shareholder accounts to recover any gains resulting from an NAV Difference unless an affected Shareholder is no longer a Shareholder (in which event the Administrator shall be subrogated to any rights to collect such gain that the Trust has under applicable law).

(i)           For purposes of this Agreement, (i) an NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption was effected, divided by the Recalculated NAV, (ii) any NAV Difference and any Administrator liability therefrom are to be calculated each time a Fund's (or class's) NAV is calculated, (iii) in calculating any NAV Difference for which the Administrator would otherwise be liable under this Agreement for a particular NAV error, losses and gains of the affected Fund or class shall be netted and (iv) in calculating any NAV Difference for which the Administrator would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, losses and gains of the affected Fund or class for the period shall be netted.

Item 31.	I.	Business and Other Connections of Investment Adviser

Chou America Management Inc. provides investment advisory services to all Funds of the Trust.  Chou America Management is organized as a Delaware corporation.  Francis S.M. Chou is the controlling shareholder.  Chou America Management's offices are located at 110 Sheppard Avenue East, Suite 301, Box 18, Toronto, Ontario, Canada, M2N 6Y8.  Information as to the directors and officers of Chou America Management is included in its current Form ADV filed with the SEC (File No. 801-70814).

Name	Title	Business Connection
Francis S.M. Chou	President and Chief Executive Officer	Chou America Management Inc.; Chou Associates Management Inc.
Stephanie Yim	Administrator	Chou America Management Inc.; Chou Associates Management Inc.
Gery Sadzewicz	Chief Compliance Officer	Chou America Management Inc.

Item 32.	Principal Underwriter

(a)           Rafferty Capital Markets, LLC ("RCM"), 1010 Franklin Avenue, Suite 300A, Garden City, NY  11530, serves as the  the Trust's principal underwriter.  RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Armour Funds Bretton Funds Castle Focus Funds Chris. Weil & Co. Funds Conestoga Funds Direxion Funds Epiphany Funds Entrepreneur Funds FMI Funds	Hagin Keystone Fund HNP Capital Funds Jacobs-Broel Funds Leuthold Funds Longleaf Partners Funds Marketocracy Funds Neiman Funds Outfitter Fund Paradigm Funds	PIP New Generation Fund Ranger Funds Reynolds Funds Rocky Peak Fund Satuit Funds Sparrow Funds Valley Forge Funds Walthausen Fund Wireless Fund

(b)           The following table identifies the officers of RCM and their positions, if any, with the Trust.  The business address of each of these individuals is 1010 Franklin Avenue, Suite 300A, Garden City, New York  11530.

Name	Position with Underwriter	Position with Trust
Thomas A. Mulrooney	President	None
Lawrence C. Rafferty	Director	None
Stephen P. Sprague	Chief Financial Officer	None

(c)           Not applicable.

Item 33.	Location of Accounts and Records

The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained in the physical possession of:

Name	Address
Chou America Management Inc.	110 Sheppard Avenue East Suite 301, Box 18 Toronto, Ontario, Canada M2N 6Y8
Atlantic Fund Administration, LLC	Three Canal Plaza Suite 600 Portland, Maine 04101
Rafferty Capital Management, LLC	1010 Franklin Avenue Suite 300A Garden City, New York 11530

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933, and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto and the Province of Ontario, Canada on April 30, 2014.

CHOU AMERICA MUTUAL FUNDS

By:	/s/Francis S.M. Chou
Francis S.M. Chou
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2014.

(a)	Principal Executive Officer

/s/Francis S.M. Chou
Francis S.M. Chou
Principal Executive Officer

(b)	Principal Financial Officer

/s/Michael J. McKeen
Michael J. McKeen
Principal Financial Officer

(c)	A majority of the Trustees

Francis S.M. Chou, Trustee*
David McLean, Trustee*
Lily Pinarello, Trustee*

By:
/s/Megan Hadley Koehler
Megan Hadley Koehler
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit	Description
(i)	Opinion and consent of Reed Smith LLP is filed herewith.
(j)	Consent of BBD LLP is filed herewith.